As filed with the Securities and Exchange Commission on November 30, 2012

Securities Act File No. 333-141111

Investment Company Act File No. 811-22025

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and/or
Registration Statement Under The Investment Company Act Of 1940	☒
Amendment No. 21 (Check appropriate box or boxes)	☒

ING SEPARATE PORTFOLIOS TRUST

 (Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. c/o ING Investments LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006

________________________

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ on December 3, 2012 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐

This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING Separate Portfolios Trust

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*

Explanatory note

*    Registrant’s Class P Prospectus dated December 3, 2012

*    Registrant’s Class P Statement of Additional Information dated December 3, 2012

*    Part C

*    Signature Page

Explanatory Note

This Post-Effective Amendment No. 20 to the Registration Statement (“Amendment”) on Form N-1A for ING Separate Portfolios Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the registration of Class P shares to an existing series of the Registrant: ING Investment Grade Credit Fund (formerly, ING SPorts Core Fixed Income Fund).

Prospectus	December 3, 2012

  ING Investment Grade Credit Fund
Class: P*/IIGPX

* Patent Pending

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up - details on back cover

INVESTMENTS

ING Investment Grade Credit Fund (formerly, ING SPorts Core Fixed Income Fund)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return. Total return is a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
P*	None	None

*	Patent Pending

Annual Fund Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	P
Management Fee	0.00%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses	1.16%
Total Annual Fund Operating Expenses	1.16%
Waivers and Reimbursements[2]	(1.01)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.15%

1	Based on SMA shares’ expenses adjusted for class specific differences.

2	The adviser is contractually obligated to limit expenses to 0.15% for Class P shares through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
P	Sold or Held	$15	268	541	1,319

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Investment-grade fixed-income securities are securities rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., BBB- by Fitch Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are deemed by the Adviser to be of comparable quality if unrated.

The securities that the Fund may invest in include, but are not limited to, the following:

  fixed-income securities issued by U.S. and foreign entities that are denominated in U.S. or foreign currencies, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities;
  debt obligations that are denominated in U.S. or foreign currencies and issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities;
  preferred stocks;
  money market instruments; and
  municipal bonds.

Generally, the Adviser maintains a dollar-weighted average duration between three and ten years for the Fund. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( e.g. , yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the

ING Investment Grade Credit Fund	1

fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options, futures and forward contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund.

The Adviser believes that relationships between the drivers of fixed income returns change over time and that recognizing this is key to managing of fixed income assets. Therefore, the Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

2	ING Investment Grade Credit Fund

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations   The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. Because Class P shares of the Fund had not commenced operations as of the calendar year ended December 31, 2011, the following bar chart shows the changes in the Fund’s Class SMA shares’ performance from year to year, and the table compares the Fund’s Class SMA shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class P shares and Class SMA shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class SMA shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 7.52% and Worst quarter: 3rd, 2008, (4.76)%

The Fund’s shares’ year-to-date total return as of September 30, 2012: 7.47%

ING Investment Grade Credit Fund	3

Average Annual Total Returns%
(for the periods ended December 31, 2011)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
ING Investment Grade Credit Fund before taxes	%	5.54	7.40	N/A	06/08/07
After tax on distributions	%	4.03	5.15	N/A	—
After tax on distributions with sale	%	3.80	5.04	N/A	—
Barclays U.S. Corporate Index[1,2]	%	8.15	7.18[3]	N/A	—
BoA/ML 1-10 Index[1,2]	%	5.13	6.23[3]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	On November 16, 2012, the Fund changed its primary benchmark index from the BoA/ML 1-10 Index to the Barclays U.S. Corporate Index because the Barclays U.S. Corporate Index is considered by the adviser to be a more appropriate benchmark index reflecting the types of securities in which the Fund now invests.

3	Reflects index performance since the date closest to inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Karen Cronk	Mike Hyman
Portfolio Manager (since 10/09)	Portfolio Manager (since 07/12)
Richard Kilbride	Kurt Kringelis
Portfolio Manager (since 05/07)	Portfolio Manager (since 07/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Investment

The Fund’s Class P shares do not require any minimum investment amount and there is no minimum for additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ING Investment Grade Credit Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Fund’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Fund is a series of ING Separate Portfolios Trust (“Trust”), a Delaware statutory trust registered as an open-end management investment company, and is managed by ING Investment Management Co. LLC (“ING IM” or “Adviser”).

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Fund has adopted non-fundamental investment policies to invest the Fund’s assets in securities that are consistent with the Fund’s name. For more information about these policies, please consult the SAI.

Fund Diversification

The Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

5

KEY FUND INFORMATION  (continued)

Shareholder Reports

The Fund’s fiscal year ends March 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

6

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. The Fund will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Fund’s principal investment strategies, please see the Fund’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund’s principal investment strategies. However, the Adviser may also use these investment techniques or make investments in securities that are not a part of the Fund’s principal investment strategies.

The discussions below expand on the risks included in the Fund’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund’s returns.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that a fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as

7

MORE INFORMATION ABOUT THE FUND  (continued) the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.

Foreign Investments.  To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Interest Rate.  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

8

MORE INFORMATION ABOUT THE FUND  (continued)

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.

9

MORE INFORMATION ABOUT THE FUND  (continued)

When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.

Counterparty.  The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

10

MORE INFORMATION ABOUT THE FUND  (continued)

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.

Manager.  A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results.

11

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

12

MANAGEMENT OF THE FUND

The Investment Adviser

ING IM, a Delaware limited liability company, serves as the investment adviser to the Fund. ING IM assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. ING IM provides or oversees all investment advisory and portfolio management services for the Fund. ING IM is responsible for managing the assets of the Fund in accordance with it’s investment objective and policies, subject to oversight by the Fund’s Board.

ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

ING IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2012, ING IM managed approximately $61.2 billion in assets.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund’s annual shareholder report dated March 31, 2012.

Management Fees

The Adviser does not receive an advisory fee.

Portfolio Managers

The Adviser has not engaged a sub-adviser to provide the day-to-day management of the Fund’s portfolio.

The following individuals are jointly responsible for the day-to-day management of the Fund.

Karen Cronk, Senior Portfolio Manager, provides leadership in the determination of portfolio strategy and structure. Ms. Cronk is also responsible for implementing the portfolio construction and trading strategies. Additionally, Ms. Cronk manages the fixed income group’s analytics and modeling. Ms. Cronk joined ING IM’s predecessor firm in February of 1995.

Michael Hyman, Portfolio Manager, has been with ING IM since 2001 and is responsible for managing the investment-grade credit and structured portfolios across multiple client objectives. Prior to joining ING IM, Mr. Hyman worked in securitization and derivative structuring at GE Capital. Previously, Mr. Hyman managed proprietary fixed-income and derivative portfolios for Société Générale and Yasuda Trust and Bank.

13

MANAGEMENT OF THE FUND  (continued)

Richard Kilbride, Portfolio Manager, joined ING IM’s fixed-income department in 2001. Previously, Mr. Kilbride spent 13 years at Merrill Lynch, where he led an investment team focused on leveraged loans and high yield bonds and directed their institutional fixed-income portfolio management business.

Kurt Kringelis, CFA, Portfolio Manager, joined ING IM in 1998 and is part of the credit team, specializing in investment-grade and high-yield securities. Prior to that, he was an associate portfolio manager with the high-yield group at Equitable Investment Services from 1995 to 1997.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Fund. The Fund does not pay an administrative services fee.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

14

HOW SHARES ARE PRICED

The NAV per share of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

15

HOW TO BUY SHARES

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase of Shares

Class P* shares may only be purchased by ING-affiliated products, including: (1) other funds in the ING Funds complex; and (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by ING-affiliated entities. Such availablity is subject to management’s determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor.

Share certificates will not be issued.

Class P shares do not require any minimum investment amount and there is no minimum for additional investments.

*	Patent Pending

16

HOW TO BUY SHARES  (continued)

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”

17

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 9772
Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

18

HOW TO SELL SHARES  (continued)

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

19

HOW TO EXCHANGE SHARES

Exchanges Between Shares of ING Funds

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of the Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

20

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;
  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

21

FREQUENT TRADING - MARKET TIMING  (continued)

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.
  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

22

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

23

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

For taxable years beginning before January 1, 2013 (unless extended further by Congress), distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

24

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

Cost Basis Reporting. Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.

Please see the SAI for further information regarding tax matters.

25

ACCOUNT POLICIES

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

26

INDEX DESCRIPTION

Bank of America/Merrill Lynch Corporate 1-10 Year (“BoA/ML 1-10”) Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment-grade corporate bonds with at least $100 million per amount outstanding.

The Barclays U.S. Corporate Index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.

27

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information (except for the information for the period ended September 30, 2012) has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2012, are incorporated herein by reference. The information for the period ended September 30, 2012 is derived from the Fund’s unaudited financial statement which is included in the Fund’s semi-annual shareholder report dated September 30, 2012 and is available upon request.

Because Class P shares of the Fund had not commenced operations as of the fiscal year ended March 31, 2012, financial highlights for SMA share class are presented for the Fund. Annual returns would differ only to the extent that Class P and the SMA share class have different expenses.

28

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Investment Grade Credit Fund
SMA
09-30-12	10.52	0.16	0.35	0.51	0.16	—	—	0.16	—	10.87	4.89	0.73	0.00(4)	0.00(4)	3.00(4)	11,971	14
03-31-12	10.28	0.35	0.38	0.73	0.35	0.14	—	0.49	—	10.52	7.20	1.16	0.00(4)	0.00(4)	3.33(4)	10,978	27
03-31-11	10.44	0.40•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00(4)	0.00(4)	3.79(4)	7,375	144
03-31-10	9.48	0.52	1.20	1.72	0.52	0.24	—	0.76	—	10.44	18.48	1.30	0.00(4)	0.00(4)	5.02(4)	5,964	163
03-31-09	10.46	0.51	(0.80)	(0.29)	0.51	0.18	—	0.69	—	9.48	(2.64)	2.39	0.01(4)	0.01(4)	5.24(4)	5,295	87
06-08-07(5) - 03-31-08	10.00	0.42	0.46	0.88	0.42	—	—	0.42	—	10.46	8.90	3.73	0.00(4)	0.00(4)	5.04(4)	4,693	97

See Accompanying Notes to Financial Highlights
29

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	ING Investment Management Co. LLC has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses. Expense ratios do not include fees charged by the program sponsor for participation in a wrap fee program.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

30

TO OBTAIN MORE INFORMATION

You’ll find more information about the Fund in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund’s annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund’s SEC file number. The file number is as follows:

ING Separate Portfolios Trust	811-22025
ING Investment Grade Credit Fund

PRO-IGCFP (1212-120312)

STATEMENT OF ADDITIONAL INFORMATION

December 3, 2012

ING FUNDS TRUST
ING SEPARATE PORTFOLIOS TRUST
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 992-0180

ING FUNDS TRUST
ING Floating Rate Fund
Class/Ticker: P*/IFRPX
ING High Yield Bond Fund
Class/Ticker: P*/IHYPX

ING SEPARATE PORTFOLIOS TRUST
ING Investment Grade Credit Fund (formerly, ING SPorts Core Fixed Income Fund)
Class/Ticker:  P*/IIGPX

* Patent Pending

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Fund” and collectively, the “Funds”) of each investment company listed above (each a “Trust” and collectively, the “Trusts”).  A prospectus or prospectuses for the Funds dated December 3, 2012  (each, a “Prospectus” and collectively, the “Prospectuses”) that provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds’ principal underwriter, ING Investments Distributor, LLC (“Distributor”) at the address or phone number written above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated December 3, 2012, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Funds’ financial statements and the independent registered public accounting firm’s report thereon, included in the Funds’ annual shareholder report dated March 31, 2012, and the un-audited semi-annual shareholder report dated September 30, 2012 are incorporated herein by reference.  Copies of the Funds’ Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address or phone number written above.  Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

INTRODUCTION	3
HISTORY OF THE TRUSTS	3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS	4
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	97
DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES	102
MANAGEMENT OF THE TRUSTS	103
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	119
CODE OF ETHICS	122
PROXY VOTING PROCEDURES	122
ADVISERS	122
SUB-ADVISER	127
PRINCIPAL UNDERWRITER	133
EXPENSES	134
ADMINISTRATOR	134
OTHER SERVICE PROVIDERS	135
PORTFOLIO TRANSACTIONS	136
DESCRIPTION OF SHARES	140
PURCHASE AND REDEMPTION OF SHARES	140
SHAREHOLDER INFORMATION	142
NET ASSET VALUE	144
TAX CONSIDERATIONS	146
CALCULATION OF PERFORMANCE DATA	154
PERFORMANCE COMPARISONS	156
FINANCIAL STATEMENTS	159
APPENDIX A – DESCRIPTION OF CORPORATE BOND RATINGS	A-1
APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES	B

INTRODUCTION

This SAI is designed to expand upon information contained in the Funds’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Some of the Funds’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUSTS

ING Funds Trust

The Trust is a Delaware statutory trust registered as an open-end management investment company.  The Trust was organized on August 6, 1998, and was established under a Trust Instrument dated, July 30, 1998.  On February 28, 2001, the name of the Trust was changed to “Pilgrim Funds Trust.”

On March 1, 2002, the name of the Trust changed from “Pilgrim Funds Trust” to “ING Funds Trust.”

The Trust is authorized to issue multiple series and classes of shares each with different objectives, policies, and restrictions. The Trust currently consists of four diversified series.

Fund Name Change

Current Name	Former Name	Date of Change
ING High Yield Bond Fund	Pilgrim High Yield Bond Fund	March 1, 2002

ING Separate Portfolios Trust

The Trust is a Delaware statutory trust registered as an open-end management investment company on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. The Trust currently consists of four series, one of which is ING Investment Grade Credit Fund.

Fund Name Change

Current Name	Former Name	Date of Change
ING Investment Grade Credit Fund	ING SPorts Core Fixed Income Fund	November 16, 2012

ING Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide to the funds in the ING Fund Complex.

Current Name	Previous Name(s)	Date of Name Change	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	March 1, 2003	Investment Adviser
	ING Pilgrim Investments, Inc.	February 26, 2001
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.		Investment Adviser
ING Investment Management Co. LLC	ING Investment Management Co.	December 31, 2011	Sub-Adviser to certain funds in the ING Fund Complex
ING Investments Distributor, LLC	ING Funds Distributor, LLC		Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.

Current Name	Previous Name(s)	Date of Name Change	Service
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC		Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

Each Fund is classified as a “diversified” fund as that term is defined under the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (“1940 Act”).  The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

A non-diversified company under the 1940 Act means that a fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a fund’s assets in the securities of a small number of issuers may cause a fund’s share price to fluctuate more than that of a diversified company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

For purposes of the 1940 Act, concentration occurs when at least 25% of a fund’s assets are invested in any one industry. Each Fund has a fundamental policy against concentration.

Investments, Investment Strategies, and Risks

The table on the following pages identifies various securities and investment techniques that the adviser or the sub-adviser may use in managing the Funds and provides a more detailed description of those securities and investment techniques along with the risks associated with them.  A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund’s transactions in a particular type of security or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund’s Prospectuses. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectuses that security or investment technique is not a principal investment strategy; and the Fund will not invest more than 5% of its assets in such security or investment technique.

Please refer to the fundamental and non-fundamental investment restrictions following the description of securities for more information on any applicable limitations.

Asset Classes/ Investment Techniques	ING Floating Rate Fund	ING High Yield Bond Fund	ING Investment Grade Credit Fund
EQUITY SECURITIES

Asset Classes/ Investment Techniques	ING Floating Rate Fund	ING High Yield Bond Fund	ING Investment Grade Credit Fund
Common Stocks	X	X	X
Convertible Securities	X	X	X
Initial Public Offerings	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X
Other Investment Companies	X	X	X
Exchange-Traded Funds	X	X	X
Holding Company Depositary Receipts	X	X	X
Index-Related Securities	X	X	X
Preferred Stocks	X	X	X
Private Funds	X	X	X
Real Estate Securities	X	X	X
Stock Purchase Rights	X	X	X
Unseasoned Companies	X	X	X
FIXED-INCOME INVESTMENTS
Asset-Backed Securities	X	X	X
Corporate Asset-Backed Securities	X	X	X
Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments	X	X	X
Certificates of Deposit and Bankers’ Acceptances	X	X	X
Commercial Paper	X	X	X
Corporate Obligations	X	X	X
Fixed Time Deposits	X	X	X
Corporate Debt Securities	X	X	X
Credit-Linked Notes	X	X	X
Floating and Variable Rate Instruments	X	X	X
Government Trust Certificates	X	X	X
Guaranteed Investment Contracts	X	X	X
High-Yield Bonds	X	X	X
Loans	X
Hybrid Loans	X
Subordinated and Unsecured Loans	X
Mortgage-Backed Securities	X	X	X
Adjustable Rate Mortgage Securities	X	X	X
Agency Mortgage-Backed Securities	X	X	X
Collateralized Mortgage Obligations	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities	X	X
Privately Issued Mortgage-Backed Securities	X	X	X
Subordinated Mortgage Securities	X	X	X
Municipal Securities	X	X	X
Industrial Development and Pollution Control Bonds	X	X
Moral Obligation Securities	X	X	X
Municipal Lease Obligations and Certificates of Participation	X	X
Short-Term Municipal Obligations	X	X
Trust Preferred Securities	X	X	X
U.S. Government Securities	X	X	X
Zero-Coupon Bonds and Pay-In-Kind Bonds	X	X	X
FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS
Depositary Receipts		X	X
Eurodollar and Yankee Dollar Instruments		X	X
Eurodollar Convertible Securities		X	X
Foreign Bank Obligations		X	X

Asset Classes/ Investment Techniques	ING Floating Rate Fund	ING High Yield Bond Fund	ING Investment Grade Credit Fund
Foreign Currency Transactions Securities	X	X	X
Foreign Mortgage-Backed Securities	X	X	X
Sovereign Debt Securities/Brady Bonds	X	X	X
Supranational Agencies	X	X	X
DERIVATIVE INSTRUMENTS
Forwards, Futures, and Options
Forward and Futures Contracts	X	X	X
Options	X	X	X
Index- and Commodity-Linked Notes and Currency- and Equity Linked Debt Securities	X	X
Straddles	X	X	X
Structured Notes	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X
Credit Default Swaps	X	X	X
Cross-Currency Swaps	X	X	X
Interest Rate Swaps	X	X	X
Securities Swaps	X	X	X
Swap Options	X	X	X
Total Return Swaps	X	X	X
Synthetic Convertible Securities	X	X	X
Warrants	X	X	X
Foreign Currency Warrants	X	X	X
Index Warrants	X	X	X
INVESTMENT TECHNIQUES
Borrowing	X	X	X
Currency Management	X	X	X
Forward Commitment Transactions	X	X	X
Portfolio Hedging	X	X	X
Repurchase Agreements	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X
Securities Lending	X	X	X
Segregated Accounts	X	X	X
Short Sales	X	X	X
Short Sales Against the Box		X	X
To Be Announced Sale Commitments	X	X	X
When issued Securities and Delayed Delivery Transactions	X	X	X

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks, owned by a fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives a fund the right to vote on issues affecting the company’s organization and operations.  Except for a fund that is non-diversified or concentrated, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stock.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer, convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks, or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its investment value (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.  In evaluating a convertible security, the adviser or the sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The market value of convertible securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and will increase as interest rates decline.  Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a fund is called for redemption, the fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by a fund, because the fund purchases such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the fund. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a fund’s performance when the fund’s asset base is small. Consequently, IPOs may constitute a significant portion of a fund’s returns particularly when the fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a fund’s assets as it increases in size and therefore have a more limited effect on the fund’s performance in the future.

There can be no assurance that IPOs will be available for a fund to purchase. The number or quality of IPOs available for purchase by a fund may vary, decrease or entirely disappear. In some cases, a fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the fund to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets, limited product lines, limited financial resources, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of a fund to dispose of such securities may be greatly limited, and the fund may have to continue to hold such securities during periods when the adviser or sub-adviser would otherwise have sold the security.  It is possible that an adviser or sub-adviser, or its affiliates or clients, may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a fund which it manages.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

A fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.  A fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of purchase:  (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the fund’s total assets in the investment company; or (iii) invest more than 10% of the fund’s total assets in all investment company holdings.

For so long as shares of a fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the fund may not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. A fund’s investment in certain private investment vehicles are not subject to this restriction.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees and expenses a fund bears directly in connection with its own operation, the fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses (including management fees, administration fees, and custodian fees).

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company that is traded on exchanges and is traded similarly to a publicly traded company. Consequently, the risks and costs are similar to that of a publicly traded company.  The goal of certain ETFs is to correspond generally to the price and yield performance, before fees and expenses, of an underlying index. The risk of not correlating to that index is an additional risk to the investors of such ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes, the price of an ETF may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a fund elects to redeem its ETF shares rather than selling them on the secondary market, the fund may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when a fund invests in an ETF, shareholders of the fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market - Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings - An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks - Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index, iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes including, to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of equity securities.

To the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Indirectly, shareholders of a fund may pay higher operational costs than if they owned the underlying investment companies directly.

Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a fund.

 iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s MSCI benchmark country index. The market prices of iShares are expected to fluctuate in accordance with changes in the NAVs of their underlying indices and supply and demand of iShares on the NYSE Amex Equities (“AMEX”). To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Preferred Stocks

Preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be cumulative, requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be participating, meaning that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds.  Investments in private funds may be highly speculative and volatile.  Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7), a fund’s ability to invest in them will be limited.  In addition, shareholders of a fund will remain subject to the fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds.  The ability of a fund to dispose of interests in private funds is very limited and involves risks, including loss of the fund’s entire investment in the private fund.

Private funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, a fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  A fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers, depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow a fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities.  Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact a fund significantly.  However, a fund bears its proportionate share of any expenses incurred by the pooled investments.  In addition, a fund assumes the liquidity risks generally associated with the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships.  The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and qualified purchasers or qualified institutional buyers for privately offered securities.

A fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities

Real estate securities include investments in real estate operating companies (“REOCs”) and companies engaged in other real estate related businesses, and real estate investment trusts (“REITs”). A REOC is a company that derives at least 50% of its gross revenues or net profits from either:  (i) the ownership, development, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.  REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, such as the northeastern United States, or both.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs.  Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests, in addition to the expenses paid by the fund.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund but also, indirectly, similar expenses of the REITs.  REITs generally depend on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise.  During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on the securities issued by such mortgage REITs.  Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Mortgage REITs may also be affected by the ability of borrowers to repay the debt extended by the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Risks of real estate securities and REITs also include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally.  These risks include, among others:  (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on, and variations in, rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

To the extent a fund invests in international REITs, such a REIT may be considered a “passive foreign investment company” which may result in an adverse situation for the fund.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution.  The stock purchase rights do not carry with them the right to dividends or to vote, and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three years’ of continuous operation, including the operations of any predecessors and parents. These companies have only a limited operating history that can be used for evaluating the company’s growth prospects.  As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management, and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME SECURITIES

The value of fixed-income securities (also known as debt securities) may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt securities with longer maturities (e.g., over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income security either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine, or be required, to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income security. Depending upon, among other things, the adviser’s or sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a fund at any given time upon sale thereof, the fund may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investor Services, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a fund.

Non-mortgage-related asset-backed securities include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by a fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately issued asset-backed securities will not be treated as constituting a single, separate industry.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry and savings industry obligations include, but are not limited to:  (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks.  A fund will not invest in obligations issued by a bank unless:  (i) the bank is a U.S. bank and a member of the Federal Deposit Insurance Corporation (“FDIC”); and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the fund’s investment is limited to the FDIC-insured amount of $250,000. Certificates of deposit and bankers’ acceptances acquired by a fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. government.

Limitations on Investment

Unless otherwise indicated in a fund’s investment policies, the fund may invest in commercial paper and short-term notes:  (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper and short-term notes in which a fund may invest. These rating symbols are described in Appendix A.

When a fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans which may be made, and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a fund may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are accepted by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Commercial Paper

Commercial paper consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which, the lender may determine to invest varying amounts.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a fund’s adviser or sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A fund’s adviser or sub-adviser will also consider the extent to which the variable rate master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P.  A fund may invest in them only if the adviser or sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the fund may invest.  Master demand notes are considered by a fund to have a maturity of one day unless the adviser or sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by each Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Obligations

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, a fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA or higher by S&P, or have received a comparable rating by another NRSRO, or if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality.

Fixed Time Deposits

Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party because there is no market for such deposits.  A fund will not invest in fixed time deposits which:  (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, such investment would mean that the fund would exceed its limitation in illiquid securities.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise.  There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Bonds, particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when issued or firm-commitment basis; meaning, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, a fund will not accrue any income on these securities prior to delivery.  A fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities, assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase of the when issued securities or securities purchased on a firm-commitment basis.

Moody’s and S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a fund’s adviser or sub-adviser.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option or risk linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a fund in this case.  A CLN is issued by a trust, a special purpose vehicle, and is collateralized by AAA-rated securities.  A CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, a CLN holder receives either a fixed or a floating coupon rate during the life of the CLN, and par at maturity.  The cash flows are dependent on specific credit-related events.  Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, a CLN holder receives a higher yield.  As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  A fund cannot assure that it can implement a successful strategy regarding this type of investment.

Floating and Variable Rate Instruments

Floating and variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such instruments are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating and variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). A fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a fund. These bonds are more defensive than conventional long-term bonds in that they protect, to some degree, against a rise in interest rates while providing greater opportunity than comparable intermediate-term bonds since a fund may retain the bond if interest rates decline. By acquiring these types of instruments, a fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a fund may have maturities of more than one year, provided:  (i) the fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year.  In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.  A fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligations, a fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a fund.  The absence of such an active secondary market could make it difficult for a fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a fund may invest.  Such money market instruments are considered, for the purposes of a fund’s investment, to be floating rate debt.

By acquiring these instruments, a fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer) to purchase the security at an agreed-upon price, which rights is contained in the obligation itself rather than in a separate agreement with the seller or some other person. If an issuer of a variable rate demand note defaulted on its payment obligation, a fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.  A fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk.  The continuing creditworthiness of issuers of variable rate demand notes held by a fund will also be monitored to determine whether such notes should continue to be held.  Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business without taking a reduced price, will be treated as illiquid securities.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of:  (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the U.S. government (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than Aaa by Moody’s  or less than AAA by S&P, or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to that fund, on a monthly basis, guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  In addition, because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by a fund which are not readily marketable, may not exceed the fund’s allowable limit for illiquid securities. The term of a GIC will be one year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Bonds

High-yield bonds often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock, mortgage-backed securities, and securities convertible into the foregoing.  Investments in high-yield bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield bonds are not considered to be investment grade.  They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments.  Also, their yields and market values tend to fluctuate more than higher rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in a fund’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Certain securities held by a fund may permit the issuer, at its option, to call or redeem its securities.  If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or sub-adviser may refer to ratings issued by established credit rating agencies, it is not a fund’s policy to rely exclusively on ratings issued by these rating agencies but rather to supplement such ratings with the adviser’s or sub-adviser’s own independent and ongoing review of credit quality.  To the extent a fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind bonds.

Risks Associated With Investing in High-Yield Bonds

Medium to lower rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high-yield bonds issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield bonds, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes - High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds.  As a result, when interest rates rise causing bond prices to fall, the value of high-yield  bonds tend not to fall as much as U.S. Treasury or investment grade bonds.  Conversely, when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment grade bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield bonds to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield bonds could also be at greater risk because high-yield bonds are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield bond owned by a fund defaults, the fund may incur additional expenses in seeking recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds.  Furthermore, in the case of high-yield bonds structured as zero-coupon or pay-in-kind bonds, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations - High-yield bonds present risks based on payment expectations.  For example, high-yield bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield bonds than in the case of investment-grade bonds.

Liquidity and Valuation Risks - Lower rated bonds are typically traded among a smaller number of broker dealers rather than in a broad secondary market.  Purchasers of high-yield bonds tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield bonds may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of a fund to value or sell high-yield bonds will be adversely affected to the extent that such securities are thinly traded or illiquid.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds more than other securities, especially in a thinly traded market.  To the extent a fund owns illiquid or restricted high-yield bonds these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield bonds because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation - Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.  A fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings - The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield bonds.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of a fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser continually monitors the investments in a fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield bonds whose credit ratings have changed.  A fund may retain a security whose rating has been changed.

Congressional Proposals - New laws and proposed laws may negatively affect the market for high-yield bonds.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield bonds, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of high-yield bonds.  Any such proposals, if enacted, could have negative affect on a fund’s NAV.

Loans

Investment Quality and Credit Analysis

Variable or floating rate loans or notes (“Senior Loans”) in which a fund may invest generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the adviser or sub-adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The adviser or sub-adviser performs its own independent credit analysis of each borrower. In so doing, the adviser or sub-adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The adviser or sub-adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a fund.

Senior Loan Characteristics

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a fund could experience a decrease in the NAV.

A fund typically invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When a fund purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a fund purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. A fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan.

Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, a fund does not have a direct contractual relationship with the borrower. A fund seeks to minimize such counter party risk by purchasing such investments only from large, well established and highly rated counter parties.

Assignments

When a fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because a fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

Acquisition Costs

When a fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par, less its portion of the fee paid to all originating lenders. When a fund acquires an interest in a Senior Loan in the secondary market, it may be at par, but typically the fund will do so at premium or discount to par.

Loan Participation and Assignments

A fund’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower.  A fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling the participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  Because there is no liquid market for such assets, a fund anticipates that such assets could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such assets and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet the fund’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these assets for purposes of calculating its NAV.

Originating Loans

A fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.  An agent for a loan is required to administer and manage the loan and to service or monitor the collateral.  The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower.  Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property.  The borrower compensates the agent for these services.  Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis.  The precise duties and rights of an agent are defined in the loan agreement.

When a fund is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan.  The agent may enforce compliance by the borrower with the terms of the loan agreement.  Agents also have voting and consent rights under the applicable loan agreement.  Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement.  Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.  When a fund participates as an original lender, it typically acquires the loan at par.

Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders.  Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower.  Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct.  In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a fund for its activities as agent.  Instead, lenders will be required to look to the borrower for recourse.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral.  The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders.  A fund normally looks to the agent to collect and distribute principal of, and interest on, a Senior Loan.  Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency.  At times a fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.  The agent is compensated for these services by the borrower as set forth in the loan agreement.  Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

Additional Information on Loans

The loans in which a fund may invest usually include restrictive covenants which must be maintained by the borrower.  Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt.  A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan.  In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow.  Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest.  The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents.  Under certain interests in loans, a fund may have an obligation to make additional loans upon demand by the borrower.  A fund generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short term liquid investments or borrowing to cover such obligations.

A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan.  Additional credit risk may occur when a fund acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.  However, in acquiring loans, the adviser or sub-adviser conducts an analysis and evaluation of the financial condition of each such lender.  In this regard, loans are considered if the lenders have a long-term debt rating, the long-term debt of all such participants is rated BBB- or better by S&P or Baa3 or better by Moody’s, or has received a comparable rating by another NRSRO.  In the absence of rated long-term debt, loans are considered if the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least A-1 by S&P or P-1 by Moody’s.  In the absence of such rated long-term debt or rated commercial paper, a fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the adviser or sub-adviser.

Loans, unlike certain bonds, usually do not have call protection.  This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty.  A fund generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the adviser’s or sub-adviser’s view of current or expected economics or specific industry or borrower conditions.

Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance.  Prepayments on loans may also be made by the borrower at its election.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a loan to be shorter than its stated maturity.  Prepayment may be deferred by a fund.  This should; however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees.  In many cases this will result in a new facility fee payable to a fund.

Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a fund will not have a material adverse impact on the yield of the portfolio.

A fund may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans.  The fee component may include any, or a combination of, the following elements:  arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees.  Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction.  A non-use fee is paid based upon the amount committed but not used under the loan.  Facility fees are on-going annual fees paid in connection with a loan.  Letter of credit fees are paid if a loan involves a letter of credit.  Ticking fees are paid from the initial commitment indication until loan closing if for an extended period.  The amount of fees is negotiated at the time of closing.

Hybrid Loans

The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans, while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because a fund’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans

The primary risk arising in connection with subordinated loans is that, because the interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than secured loans.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities a fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities (“SMBS”), REMICS, and subordinated mortgage securities.  Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.

Mortgage-backed securities issued by commercial banks, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described herein.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with a fund’s investment objective, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which a fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

An additional class of mortgage-backed securities includes parallel-pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier.  PAC Bonds generally call for payments of a specified amount of principal on each payment date.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in locking in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets, and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by a fund.  Because investments in mortgage-backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees, and/or insurance, there is no assurance that guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only (“IO”) class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can, and do, change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount (the margin) to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage, or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index, which is often related to ARMS issued by the Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Backed Securities

Agency mortgage-backed securities are issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities, or sponsored enterprises.  There are several types of agency mortgage-backed securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority (“FHA”) or Veterans Administration (“VA”)) mortgages originated by mortgage bankers, commercial banks, and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities including, savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives.  The primary risk associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA - FNMA (also known as “Fannie Mae”) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities - The operations of FHLMC (also known as “Freddie Mac”) currently consist primarily of the purchase of first lien, conventional, residential mortgage loans, and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities - GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates.  However, statistics published by FHA indicate that the average life of single family dwelling mortgages with 25 to 30 year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30 year mortgage-backed securities that prepay fully in the twelfth year.

The coupon rate of interest of GNMA certificates is lower than the interest rate paid on VA guaranteed or FHA insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself; however, does not indicate the yield that will be earned on GNMA certificates.  First, GNMA certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a fund would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FHLMC, or FNMA securities.  The payments on the collateral securities determine the payments to bondholders but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance, relative to prevailing market yields on mortgage-backed securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, a fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined exempted issuers as unmanaged, fixed asset issuers that:  (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features.  However, they are not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, and Z.  A fund’s A, B, and C Bonds all bear current interest. Interest on a fund’s Z Bond is accrued and added to the principal; a like amount is paid as principal on the fund’s A, B, and C Bonds currently being paid off. When a fund’s A, B, and C Bonds are paid in full, interest and principal on the fund’s Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Interest/Principal Only Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of or investors in, mortgage loans, including mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive the entire principal (the principal-only or PO class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.  The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by a fund’s adviser or sub-adviser under guidelines and standards established by the fund’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC, and FNMA or by pools of conventional mortgages.  A fund will limit its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  The beneficial interests in REMICs in which a fund may invest are known as regular interests.  Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by GNMA, FHLMC, or FNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or GNMA, FHLMC, or FNMA guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier.

PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date.  The required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued Mortgage-backed securities generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Privately issued mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency.  In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement.  These credit enhancements fall generally into two categories:  (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which a fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof prior to one or more other classes, or only after the occurrence of certain events; and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates, and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All, or any portion of, distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder are exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to a fund investing in subordinated residential mortgage securities, is potential losses resulting from defaults by the borrowers under the underlying mortgages. A fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.

A fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The adviser or sub-adviser have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines.  A fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  The adviser or sub-adviser may seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy, with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, and to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by savings banks, commercial banks or similar institutions, and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who:   (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are general obligation securities and revenue securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered private activity bonds and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request, usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt may also be purchased of which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of a fund.

Risk of Investing in Municipal Securities

Municipal securities are subject to credit risk and market risk. Generally, prices of higher quality issuers tend to fluctuate less with changes in market interest rates than prices of lower quality issuers, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. A fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets, or economic conditions.  A fund may also purchase municipal bonds due to changes in the sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for fund shares.  The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed-income securities and this may affect a fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments, or both, with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay when due, the principal of and interest on, its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected, or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

Industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by, or on behalf of, public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Moral obligation securities are usually issued by special purpose public authorities. A moral obligation security is a type of state issued municipal bond which is backed by a moral, not a legal, obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority.  However, certain lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although non-appropriation lease obligations are secured by the leased property, any disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

A fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the fund’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short Term Municipal Obligations

These securities include the following:

Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction loan notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

Short term discount notes (tax-exempt commercial paper) are short term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a fund as debt investment.  Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stocks.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a portfolio manager will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a fund.

U.S. Government Securities

U.S. government securities include instruments issued by the U.S. Treasury and federal agencies. U.S. Treasury securities include direct obligations of the U.S. Treasury, such as bills, notes, and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in interest rate, the lengths of maturity, and the dates of issuance.  Federal agency securities are securities of certain U.S. government agencies and government-sponsored entities which are also backed by the full faith and credit of the U.S. government.  Such agencies and entities include The Federal Financing Bank (“FFB”), GNMA, VA, FHA, the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship. Some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Bank, the FHLMC, the FNMA, the Tennessee Valley Authority, and the Federal Farm Credit Bank System.

While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment.  A fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FHLMC’s and FNMA’s assets and property and to put them in a sound and solvent condition.  The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FHLMC and FNMA to AA with a negative outlook.  The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a fund.

Zero-Coupon Bonds and Pay-in-Kind Bonds

Zero-coupon bonds, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security.  Pay-in-Kind (“PIK”) bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and PIK bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and PIK bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity, or the first interest payment date, at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, PIK bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A PIK bond pays interest during the initial few years in additional bonds rather than in cash.  Later the bond may pay cash interest.  PIK bonds are typically callable at about the time they begin paying cash interest.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year, the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.  While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.  Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its PIK securities.

A PIK bond is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such security in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.

The risks associated with lower rated debt securities apply to these securities.  Zero-coupon and PIK securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Foreign securities include both U.S. dollar denominated and non-U.S. dollar denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the United States as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the United States and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (“OTC”) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts (“ADRs”).  These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A fund’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investments in foreign securities offers potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

A fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of a fund’s income distributions to constitute returns of capital for tax purposes or require a fund to make distributions exceeding book income to qualify as a regulated investment companies (“RIC”) for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund.  For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund that invests in such countries.  For example, a fund may be required, in certain of such countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the fund.  Re-registration may, in some instances, not be able to occur on timely basis resulting in a delay during which a fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.  There also may be instances where a fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors.  A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities.  The 1940 Act restricts a fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  The provisions may restrict a fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involve certain risks that are not typically associated with investments in U.S. dollar-denominated securities of domestic issuers.  Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries and regions in which a fund invests.

Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a fund’s investments in Eastern Europe will not also be expropriated, nationalized, or otherwise confiscated. Although a portion of a fund’s investment income may be received or realized in foreign currencies, the fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Investments in foreign securities involve certain inherent risks, including the following:

Costs - The expense ratios of a fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.  In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.  The extent to which a fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Currency Risks - Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the realized appreciation or depreciation of investments so far as U.S. investors are concerned.

Economic Risks - The economies of many of the countries in which a fund may invest are not as developed as the U.S., and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected debt and equity markets around the world.

European Union - European Union (“EU”) member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies. It is possible that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets. The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Legal and Regulatory Matters - In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange control regulations. If foreign securities are not registered under the Securities Act of 1933 (“1933 Act”), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934 (“1934 Act”), as amended.

Litigation - A fund may encounter substantial difficulties in obtaining and enforcing judgments again individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies, and sponsored entities.

Market Characteristics - Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Clearing and settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment or securities, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.  Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a fund is not invested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of a fund’s position may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Taxes - The interest payable on certain of a fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a fund’s shareholders.

Depositary Receipts

Securities of foreign issuers may take the form of ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively, “Depositary Receipts”).  These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currencies in which the underlying securities are denominated.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors.  ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Holders of unsponsored ADRs generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  A fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at a fund’s custodian in five days.  A fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States.  Typically these securities are traded on the Luxembourg exchange in Europe.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GDRs are similar to EDRs although they may be held through foreign clearing agents such as EuroClear Bank and other foreign depositaries.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities. Nonvoting Depositary Receipts evidence nonvoting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe.  Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. A fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the AMEX or that are convertible into publicly traded common stocks of U.S. companies. A  fund may also invest up to 15% of its total assets in Eurodollar convertible securities, taken at market value, that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Transactions

Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar and receive interest, dividends, and sale proceeds in other currencies. A fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar.  A fund may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-backed securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

Sovereign Debt Securities/Brady Bonds

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt securities in which a fund may invest may be rated below investment-grade.  These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

Brady Bonds represent a type of sovereign debt. These obligations were created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with the debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (“Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries including: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela, and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar), and are actively traded in the OTC secondary market.  Brady Bonds are not considered to be U.S. government securities and are considered to be speculative.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one year or longer rolling forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S.

Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18 month rolling forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14 month (for Venezuela) or 12 month (for Argentina) rolling forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing In Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance, and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including a fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a fund or its investors.

A fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of a fund’s income distributions to constitute returns of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a fund may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  A fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets.  These underlying assets may include bonds, commodities, currency exchange rates, interest rates, stocks, or related indices. Types of derivatives include, but are not limited to, options, futures contracts, options on futures, forward currency contracts, swaps, and warrants.  Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker or more specifically focused way for a fund to invest than traditional securities would.

Transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;

•	the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or fixed-income securities; and

•
entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for hedging, meaning that they may be used when the adviser or sub-adviser seeks to protect a fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the adviser or sub-adviser seeks to maintain or increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the adviser’s or sub-adviser’s ability to predict and understand relevant market movements. In addition, in the event that non-exchange-traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an OTC counter derivative bears the risk that the counterparty will default.  Accordingly, a fund will consider the creditworthiness of counterparties to OTC derivatives in the same manner as they would review the credit quality of a security to be purchased by the fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Risks of Derivatives in General

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can by making investments in specific securities.

The success of transactions in derivative instruments depends on a fund’s adviser’s or sub-adviser’s judgment as to their potential risk and rewards. A fund might not employ any of the strategies described, and no assurance can be given that any strategy used will succeed.  Use of these instruments exposes a fund to additional investment risks and transactions costs. If a fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a fund, the fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due to the possible inability of a fund to purchase or sell the security at a time that otherwise would be favorable, or the possible need to sell the security at a disadvantageous time because the fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the fund to close out or to liquidate its derivatives positions.  In addition, a fund’s use of such instruments may cause the fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. The loss from investing in derivative instruments is potentially unlimited.

Commodity Pool Operator (“CPO”) Exclusion

A fund has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact a fund by subjecting a fund’s adviser or sub-adviser to registration with the CFTC as a CPO and commodity trading adviser (”CTA“) of the fund, unless the fund is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives, and certain other instruments. If a fund’s adviser or sub-adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the fund would need to comply with applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase fund expenses. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required for a fund’s adviser or sub-adviser.

Forwards, Futures, and Options

A forward contract obligates its purchaser to buy a given amount of a specified asset at some stated time in the future at the forward price.  Similarly, the seller of the contract is obligated to deliver the asset at the forward price.  Forward contracts are not traded on exchanges and are considered OTC contracts.

Futures contracts are created and traded on organized futures exchanges. Futures contracts are highly standardized in terms of the amount and type of the underlying asset involved and the available dates in which it can be delivered.  The exchanges themselves provide assurances that contracts will be honored through clearinghouses.

An option is a derivative security that gives the buyer (holder) the right, but not the obligation, to buy or sell a specified quantity of a specified asset within a specified time period.  An option contract differs from the futures contract in that the option contract gives the buyer the price, but not the obligation, to purchase or sell a security at a later date at the specified price.

Risks Associated with Investing in Forwards, Futures, and Options

Imperfect Correlation of Hedging Instruments - A fund’s abilities to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the fund’s securities. In the case of futures and options based on an index, a fund will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a fund has a position and the portfolio securities a fund is attempting to hedge, which could result in a loss on both the fund and the hedging instrument.  In addition, a fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a fund enters into transactions in options or futures on narrow based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options, and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures, and forward markets.  In this regard, trading by speculators in options, futures, and forward contracts has, in the past, occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies, and options on futures contracts, a fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index and the fund may not be fully covered.  As a result, a fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a fund’s holdings.  When a fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option; however, and the option is exercised, a fund will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts, and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a fund may not fully protect it against risk of loss and, in any event, the fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A fund may also enter into transactions in futures contracts, options on futures contracts, and forward contracts for other than hedging purposes, which could expose a fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised, and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing a fund with two simultaneous premiums on the same security, but involve additional risk, since the fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities or other assets held by the fund or decreases in the prices of securities or other assets the fund intends to acquire.  Where a fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the fund to greater risk.

Options on Futures Contracts - The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.

Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a fund will enter into options or futures positions only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a fund, and the fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements.  Under such circumstances, if a fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, could have an adverse impact on a fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by daily price fluctuation limits established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions, and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse, or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity, and other risks outlined herein.  In addition, such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures, or options markets until the following day, thereby making it more difficult for a fund to respond to such events in a timely manner.

Settlements of exercises of OTC forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts, and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of OTC contracts and a fund could be required to retain options purchased or sold, or forward contracts entered into until exercise, expiration, or maturity.  This in turn could limit a fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a fund’s ability to enter into desired hedging transactions.  A fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts, and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges and may be subject to different margin, exercise, settlement, or expiration procedures.  As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Option Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts - A fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

Forward and Futures Contracts

Forward Foreign Currency Exchange Contracts:

A fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar; Therefore, a fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver, and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.  These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

These contracts may be used for hedging to attempt to minimize the risk to a fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A fund may enter into a forward foreign currency exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  Forward foreign currency exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  A fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward foreign currency exchange contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a forward foreign currency exchange contract requiring a fund to sell a foreign currency exchange currency, the fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward foreign currency exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A fund may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  A fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Alternatively, when a sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward foreign currency exchange contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a fund’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward foreign currency exchange contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A fund will also enter into transactions in forward foreign currency exchange contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, a fund may purchase a given foreign currency through a forward foreign currency exchange contract if, in the judgment of the sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, a fund may sell the currency through a forward foreign currency exchange contract if the adviser or a sub-adviser believes that its value will decline relative to the dollar.

A fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, a fund may sustain losses which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

A fund will have established procedures consistent with statements by the SEC and its staff regarding the use of forward foreign currency exchange contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which a fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward foreign currency exchange contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward foreign currency exchange contracts.  In such event a fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

A fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or a sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  A fund may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

The cost of engaging in forward foreign currency exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A fund may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

If a hedging transaction in forward foreign currency exchange contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  A fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Futures Contracts and Options on Futures Contracts:

A fund may enter into futures contracts, including futures contracts related to stock indices and interest rates among others. In addition, a fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A futures contract is an agreement between two parties providing for the purchase and sale of a specified type and amount of a financial instruments or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term. Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.

Put and call options on futures contracts may be traded by a fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A fund may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

(i)
if a fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the fund; or

(ii)	to close out stock index futures sales transactions.

Futures options possess many of the same characteristics as options on securities and indices (discussed below).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Futures contracts and options on futures contracts include such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that a fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A fund expects to earn interest income on its initial margin deposits.

Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.  There can be no assurance, however, that a fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, the fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, the fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including:  the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; and the Canadian and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

Limitations and Policies on the Use of Futures and Futures Options

In general, a fund intends to enter into positions in futures contracts and related options only for bona fide hedging purposes as such term is defined in applicable regulations, interpretations and practice.  For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund’s securities or the price of the securities, which the fund intends to purchase.  A fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that fund’s exposure to interest rate fluctuations, the fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

A fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A fund expects to earn interest income on its initial margin deposits.  A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day a fund pays or receives cash called “variation margin” equal to the daily change in value of the futures contract.  This process is known as “marking-to-market.”  Variation margin does not represent a borrowing or loan by a fund but is instead a settlement between the fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily NAV, a fund will mark-to-market its open futures positions.

A fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a fund.

When purchasing a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the fund.

When selling a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract.  Alternatively, a fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, the fund with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with a Trust’s custodian).

When selling a call option on a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the fund.

When selling a put option on a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of a fund’s portfolio, and may require liquidation of fund positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a fund’s portfolio securities.  Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolios such that the fund’s duration does not exceed the maximum permitted for the fund in the Prospectuses.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a fund, cannot exceed 15% of the fund’s assets (the “SEC illiquidity ceiling”). Although the fund’s sub-adviser may disagree with this position, each fund’s sub-adviser intends to limit the fund’s selling of OTC options in accordance with the following procedure. Also, the contracts a fund has in place with such primary dealers provide that the fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. A fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test.  A fund may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The requirements for qualification as a RIC also may limit the extent to which a fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures Contracts and Options on Futures Contracts

The value of a futures contract may decline. While a fund’s transactions in futures may protect the fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established OTC market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association (“NFA”) and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A fund could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or a futures option position, and that fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause the fund to incur additional brokerage commissions and may cause an increase in the fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or the sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a fund or such prices move in a direction opposite to that anticipated, the fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.  It is possible that, where a fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the fund’s portfolio may decline. If this occurred, a fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities.  Where futures are purchased to hedge against a possible increase in the prices of securities before a fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements.  In such a case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a fund because the maximum amount at risk is the premium paid for the options plus transaction costs.  However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Futures Contracts:

An interest rate futures contract obligates the seller of the contract to deliver and the purchaser to take delivery of the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

A fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a fund might employ, the fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer its purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a fund to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that the fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a fund or avoided by taking delivery of the debt securities under the futures contract.

A fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a fund would be substantially offset by the ability of the fund to repurchase at a lower price the interest rate futures contract previously sold.  While a fund could sell the long-term debt security and invest in a short-term security, ordinarily the fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts:

A fund may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (speculation).

A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

Purchases or sales of stock index futures contracts are used to attempt to protect a fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, a fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

To the extent that changes in the value of a fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)	forego possible price appreciation;
(b)	create a situation in which the securities would be difficult to repurchase; or
(c)	create substantial brokerage commissions.

(ii)
when a liquidation of a fund has commenced or is contemplated, but there is, in the adviser’s or a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)	to close out stock index futures purchase transactions.

Where a fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the fund is not fully invested.  Stock index futures might also be purchased:

(i)
if a fund is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the fund; or

(ii)	to close out stock index futures sales transactions.

Options

A fund may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a fund wants to purchase at a later date.  A fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of a sub-adviser.

In the case of a call option on a security, the option is “covered” if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the fund.  For a call option on an index, the option is covered if a fund maintains with its custodian assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a fund holds a call on the same security or index as the call written where the exercise price of the call held is:    (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if a fund holds a put on the same security or index as the put written where the exercise price of the put held is:  (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a fund, provided that another option on such security is not sold.

A fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a fund is more than the premium paid for the original purchase.  Conversely, a fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a fund is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a fund expires unexercised, the fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund desires.

A fund may sell options in connection with buy-and-write transactions; that is, the fund may purchase a security and then sell a call option against that security.  The exercise price of the call a fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the fund’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or retain the option until it is exercised, at which time a fund will be required to take delivery of the security at the exercise price; the fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by a fund in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A fund may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A fund may purchase call options to hedge against an increase in the price of securities that a fund anticipates purchasing in the future.  If such increase occurs, the call option will permit a fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a fund.

In certain instances, a fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a fund assumes the risk that:    (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

A fund will not write call options on when issued securities.  A fund purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price.  A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.  This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a fund, the fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a fund’s holdings in an underlying security against a substantial decline in market value.  Such protection, of course, only provided during the life of the put option when a fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  By using put options in this manner, a fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.  The purchase of put options also may be used by the fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that fund.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a fund will be able to effect a closing transaction at a favorable price.  If a fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Risks Associated with Options

There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. (See “Exchange-Traded/OTC Options”.)

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position.  If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a fund, the fund would not be able to close out the option.  If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by:    (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

The purchase of options involves certain risks. If a put option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a fund may be unable to close out a position.  Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options.  A fund will enter into an option or futures position only if there appears to be a liquid secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.  Thus, it may not be possible to close out a futures or related option position.  In the case of a futures position, in the event of adverse price movements a fund would continue to be required to make daily margin payments.  In this situation, if the fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so.  In addition, a fund may be required to take or make delivery of the securities underlying the futures contracts it holds.  The inability to close out futures positions also could have an adverse impact on a fund’s ability to hedge its portfolio effectively.

Covered Call Options:

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a fund may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a fund may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A fund may write a call or put option only if the option is “covered” or “secured” by a fund holding a position in the underlying securities.  This means that so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a fund may maintain, in a segregated account with the Company’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A fund may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same fund.

Exchange-Traded/OTC Options:

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer.  Similarly, when a fund writes an OTC option, the fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer.

OTC options and the assets used as cover for written OTC options are considered to be illiquid securities. Unlike exchange-traded options, OTC options do not trade in a continuous liquid market.  In connection with OTC option arrangements, a fund will have established standards for the creditworthiness of the dealers with which it may enter into OTC option contracts and those standards, as modified from time to time, are implemented and monitored by the fund’s adviser or sub-adviser.

Under these special arrangements, a fund will enter into contracts with dealers that provide that the fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, by which the option is “in-the-money.”  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.”  “Strike price” refers to the price at which an option will be exercised.  “Covered assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the OTC option contracts written by a fund.  Under such circumstances, a fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that a fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a fund might pay more to repurchase the OTC option contract than the fund would pay to close out a similar exchange-traded option.

While a fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the fund, no assurance exists that the fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a fund may be unable to liquidate an OTC option. With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because a fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased OTC Options and the assets used as cover for written OTC Options are illiquid securities and, therefore, together with other illiquid securities held by a fund, cannot exceed that fund’s restriction on investment in illiquid securities.  Although a sub-adviser may disagree with this position, each sub-adviser intends to limit a fund’s selling of OTC options in accordance with the following procedure. A fund will treat all or a portion of the formula as illiquid for purposes of the limitation. A fund may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such limitation.

A fund will write OTC Options only with U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”).  In connection with these special arrangements, a fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Options contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser or sub-adviser.  Under these special arrangements, a fund will enter into contracts with primary dealers that provide that the fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, by which the option is “in-the-money.”  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.”  “Strike price” refers to the price at which an option will be exercised.  “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a fund.  Under such circumstances, a fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that a fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a fund might pay more to repurchase the OTC Options contract than the fund would pay to close out a similar exchange-traded option.

Foreign Currency Options:

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a fund may purchase put options on the foreign currency.  If the value of the currency does decline, a fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, a fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  A fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Put and Call Options:

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and NYSE.  A fund will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.

A fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. A fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the fund.  For a call option on an index, the option is covered if the fund maintains with its custodian assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if the fund holds a call on the same security or index as the call written where the exercise price of the call held is:    (i) equal to or less than the exercise price of the call written; or

(ii) greater than the exercise price of the call written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if the fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if the fund holds a put on the same security or index as the put written where the exercise price of the put held is:    (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.

If a put option is purchased, a fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or the sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a fund holds a stock which the adviser or the sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a fund exercises the put, less transaction costs, is the amount by which the fund hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit a fund realizes on the sale of the securities.

If a put option is sold by a fund, the fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a fund has a short position in the underlying security and the security thereafter increases in price.  A fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A fund generally will purchase only those options for which the adviser or the sub-adviser believes there is an active secondary market to facilitate closing transactions.

If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a fund expires unexercised, the fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the fund desires.

A fund will not write call options on when issued securities.  A fund may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A fund may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a fund might occasionally not be able to close the option because of insufficient activity in the options market.

A fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium received from writing a call or put option, or paid for purchasing paid for purchasing a put or call option reflect, among other things,, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the fund. This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.

Furthermore, effecting a closing transaction will permit a fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a fund will be able to effect a closing transaction at a favorable price.  If a fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

A fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A covered straddle consists of a call and a put written the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet a fund’s immediate obligations.  A fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Options:

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices.  These may be purchased as a hedge against changes in the values of fund securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a fund.

A fund may purchase and sell call and put options on stock indices for the same purposes as it purchases or sells options on securities. Options on stock indices are similar to options on securities, except that the exercise of stock index options requires cash payments and does not involved the actual purchase or sale of securities.

A fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to:    (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier”.

A fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the adviser or a sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held:    (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A fund will receive a premium from selling a put or call option, which increases the fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a fund has sold a call option falls or remains the same, a fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund’s stock investments.  By selling a put option, a fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, selling covered put options on indices will increase the fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of the fund’s investments does not decline as anticipated, or if the value of the option does not increase, the fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the fund’s security holdings.

The purchase of call options on stock indices may be used by a fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a fund holds un-invested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, a fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a fund owns.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a fund of options on a stock index depends on the adviser’s or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index.  If this happens, a fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, a fund might be unable to exercise an option it holds, which could result in substantial losses to the fund.  A fund purchases put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Index- and Commodity-Linked Notes and Currency- and Equity-Linked Debt Securities

Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline, and natural gas.  Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity.

Index- and commodity-linked notes and currency- and equity-linked securities are derivative instruments, which may entail substantial risks.  Such instruments may be subject to significant price volatility.  The company issuing the instrument may fail to pay the amount due on maturity.  The underlying investment or security may not perform as expected by the adviser or sub-adviser.  Markets, underlying securities, and indices may move in a direction that was not anticipated by the adviser or sub-adviser.  Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad.  Certain derivative instruments may be illiquid.  (See “Illiquid Securities” herein.)

Straddles

A straddle is a combination of a put and a call option on the same underlying security and is used for hedging purposes to adjust the risk and return characteristics of a fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A straddle is covered when sufficient assets are deposited to meet a fund’s immediate obligations.  A fund may use the same liquid assets or high quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a funds will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

By entering into a straddle, a fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a fund will be required to sell the underlying security at a below market price.  However, this loss may be offset, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  However, to the extent a fund invests in these securities, the adviser or sub-adviser analyzes these securities in its overall assessment of the effective duration of the fund’s portfolio in an effort to monitor the fund’s interest rate risk.

Swap Transactions and Options on Swap Transactions

Swap transactions include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.  Forms of swap agreements include:    (i) interest rate caps under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap; (ii) interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or floor; and (iii) interest rate collars under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  In an interest rate cap, the cap buyer purchases protection for a floating rate move above the strike. In an interest rate floor, the floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

To the extent a fund may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements.  A fund may also enter into options on swap agreements (“swap options”). A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms.  A fund that may engage in swaps may write (sell) and purchase put and call swap options.

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as:    (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii) as a duration management technique; (iv) to protect against any increase in the price of securities a fund anticipates purchasing at a later date; or (v) to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate and in a particular foreign currency, or a basket of securities or commodities representing a particular index).

Consistent with a fund’s investment objective and general investment policies, a fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index.  In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee.  If the commodity swap is for one period, a fund may pay a fixed fee established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee.  With a floating rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally, or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the marked-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Most swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a net basis.  Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be senior securities for purposes of a fund’s investment restriction concerning senior securities.  A fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.

For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a fund at market value.  However, the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), the fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by eligible participants, which, provided the participants’ total assets exceed established levels, includes the following:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions: (i) the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms; (ii) the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms; and (iii) swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the

Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that:    (i) have individually tailored terms; (ii) lack exchange-style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Risks Associated with Swaps

The risks associated with swaps are similar to those described herein with respect to OTC options. In connection with such transactions, a fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, a fund might be unable to obtain its expected benefit.  In addition, while a fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party at any time prior to the end of the term of the underlying agreement.  This may impair a fund’s ability to enter into other transactions at a time when doing so might be advantageous.

A fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least high quality at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal and the risk of loss with respect to such transactions is limited to the net amount of payments that a fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a fund are considered to be illiquid assets.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a fund’s repurchase agreement guidelines).  Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements.

The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps

A fund may enter into credit default swap agreements.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or par value, of the reference obligation in exchange for the reference obligation.  A fund may be either the buyer or seller in a credit default swap transaction.  If a fund is a buyer and no event of default occurs, the fund will lose its investment and recover nothing.  However, if an event of default occurs, the fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. In accordance with procedures established by the Board, if a fund is the buyer in a credit default swap transaction no assets will be segregated but if the fund is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction.  Credit default swap transactions involve greater risks than if a fund had invested in the reference obligation directly.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest Rate Swaps

An interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments of the same currency between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A fund usually enters into such transactions on a net basis, with the fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the fund custodian.  If a fund enters into a swap on other than a net basis, or sells caps or floors, the fund maintains a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Securities Swaps

Securities swaps are a technique primarily used to indirectly participate in the securities market of a country from which a fund would otherwise be precluded for lack of an established securities custody and safekeeping system. A fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security.  Thereafter, a fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a fund, and conversely, that the fund will not be able to meet its obligation to the counterparty.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a fund may purchase a nonconvertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies, or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.  Unlike a true convertible security, a synthetic convertible security is comprised of two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated A or higher by a NRSRO.

Warrants

Warrants are, in effect, longer-term call options. They give the holder a right to purchase a predetermined number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a fund to suffer losses that it would not otherwise sustain. Unlike convertible debt securities or preferred stocks, warrants do not pay a fixed dividend.

Risks Associated with Investing in Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a fund’s entire investment therein).  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a fund will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining time value of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were out-of-the-money, in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC.  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates, or in the event of the imposition of other regulatory controls affecting the international currency markets.  The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant, a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If a fund were not to exercise an Index Warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant. Certain funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to the use of index options. However, unlike most index options, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit a fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a fund’s investment policies and restrictions.

Reverse repurchase agreements are considered a form of borrowing.  Securities purchased on a when issued or delayed delivery basis will not be subject to a fund’s borrowing limitations to the extent that the fund establishes and maintains liquid assets in a segregated account with the fund’s custodian (or earmark liquid assets on its records) equal to the fund’s obligations under the when issued or delayed delivery arrangement.

Currency Management

A fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow the fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the fund’s investments should help increase the NAV of the fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a fund’s securities are denominated will generally lower the NAV of the fund. A fund’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions, and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a fund.

Forward Commitment Transactions

A fund may purchase securities on a forward commitment basis if the fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  A fund may realize short-term profits or losses upon such sales.

Interest Rates and Portfolio Maturity – ING Floating Rate Fund Only

Interest rates on loans in which ING Floating Rate Fund invests adjust periodically.  The interest rates are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is the LIBOR, the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.  The Fund’s adviser and sub-adviser believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked.  The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

Loans in which ING Floating Rate Fund invests typically have multiple reset periods at the same time with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year.  Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.  The Fund’s portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days.  The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans.  If the Fund does so, it will consider the shortened period to be the adjustment period of the loan.  As short-term interest rates rise, interest payable to the Fund should increase.  As short-term interest rates decline, interest payable to the Fund should decrease.  The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions.  Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity.  If a loan is prepaid, ING Floating Rate Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate.  In such a case, the amount of interest paid to the Fund would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date.  If the benchmark rate goes up, ING Floating Rate Fund as lender would earn interest at a higher rate, but only on and after the reset date.  If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways.  The principal effect will be that the yield on ING Floating Rate Fund’s shares will tend to rise or fall as market interest rates rise and fall.  This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates.  However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole.  This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause ING Floating Rate Fund’s NAV to experience moderate volatility.  This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics.  If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time.  As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days.  Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which ING Floating Rate Fund invests, the Fund’s NAV could be adversely affected.  Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics.  However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with derivatives.  Derivatives (as described herein) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity.  Hedging transactions involve certain risks.  There can be no assurances that a fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although a fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the fund than if it did not hedge. If a fund does not correctly predict a hedge, it may lose money. In addition, a fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the fund to hold a security it might otherwise sell.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases, and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, a fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce a fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside of the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies, and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by:    (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lower trading volume and liquidity.

One form of hedging that may be utilized by a fund is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as a fund, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of a fund’s other assets.  Although a fund will enter into such contracts with the intention of acquiring securities, the fund may dispose of a commitment prior to settlement if the adviser or sub-adviser deems it appropriate to do so.  A fund may realize short-term profits or losses upon the sale of forward commitments.

A fund’s options, futures, and swap transactions will generally be entered into for hedging purposes;  to protect against possible changes in the market values of securities held in or to be purchased for the fund’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, a fund’s derivative investments may also be used for non-hedging purposes; to protect the fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

Repurchase Agreements

A fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers, or institutions which a sub-adviser has determined to be of comparable creditworthiness. Repurchase agreements may be considered to be loans by a fund for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.  Pursuant to such repurchase agreements, a fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon date and price.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the underlying fund security. In either case, the income to a fund is unrelated to the interest rate on U.S. government securities.

The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System, or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, a fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a fund will have the right to liquidate the securities.  If, at the time a fund is contractually entitled to exercise its right to liquidate the securities the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the fund.  A fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, a fund only enters into repurchase agreements after its adviser or sub-adviser has determined that the seller is creditworthy, and the adviser or sub-adviser monitors the seller’s creditworthiness on an ongoing basis.  Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked-to-market every business day) is required to be greater than the repurchase price, and the fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed the fund’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, a fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  A fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a fund. A fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the fund’s adviser or sub-adviser acting subject to the Board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a fund could be adversely affected. A fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

When registration is required before the securities may be resold, a considerable period of time may elapse between a fund’s decision to dispose of these securities and the time when the fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a fund.  A fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by the fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a fund in good faith pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Reverse Repurchase Agreements and Dollar Roll Transactions

A fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System held by the fund with an agreement that the fund will repurchase the securities on an agreed date, price, and interest payment.

This process involves the lending of specific securities to pre-approved counterparties, broker-dealers, and the receipt of cash in return for a set period of time, generally for a term of thirty to sixty days.  By convention, 102% worth of securities is placed as collateral with the counterparty; however, this may vary depending on the type of collateral employed.  More volatile securities may require higher collateral.  A fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other fund investments during unfavorable market conditions or when dollar roll transactions become uneconomic.  Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions.  The liquidation of carefully tailored short-term securities component of a fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective.  At the time it enters into a reverse repurchase agreement, a fund may place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to a percentage of a fund’s total assets as outlined in the fund’s Prospectuses.  Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the holdings may be disadvantageous from an investment standpoint.  However, a fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may give rise to “senior security,” as defined by the 1940 Act; as a result, the fund will not be subject to the 300% asset coverage requirement.  Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of a fund’s securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance returns and manage prepayment risks a fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FHLMC, and FNMA.  In a dollar roll transaction, a fund sells a mortgage security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed upon price.  The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for a fund exceeding the yield on the sold security.  When a fund enters into a dollar roll transaction, cash and/or liquid assets of the fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the fund, but only securities which are substantially identical.  To be considered substantially identical, the securities returned to a fund generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy good delivery requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed illiquid and be subject to a fund’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a fund relinquishes may decline below the price the fund must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a fund’s outstanding shares.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a fund depends upon the costs of the agreements (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the fund’s NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a fund’s yield in the manner described above; however, such transactions also increase a fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

A fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities do not exceed the percentage set forth in the fund’s Prospectuses.  No lending may be made with any companies affiliated with the adviser.

These loans earn income for a fund and are collateralized by cash, securities, or letters of credit. A fund might experience a loss if the financial institution defaults on the loan. A fund will seek to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  A fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  A fund will not have the right to vote any securities having voting rights during the existence of the loan, but a fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by a fund would be invested in high quality, short-term money market instruments.  A fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with a fund cash or cash equivalent collateral, or provide to the fund an irrevocable letter of credit equal in value to at least 102% of the value of the domestic securities loaned and 105% of the value of the foreign securities loaned on a daily basis.

Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a fund must terminate the loan and vote the securities. Alternatively, a fund may enter into an arrangement that ensures that it can vote the proxy even when the borrower continues to hold the securities.

During the time securities are on loan, the borrower pays a fund any interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of a fund or the borrower at any time.  A fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending securities, the securities may not be available to a fund on a timely basis and the fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk, and other risks.  When a fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A fund could incur losses in connection with the investment of such collateral.

Segregated Accounts

When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

A fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale.

A fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a fund may enter into short sales transactions may be limited by the Code requirements for qualification of the fund as a RIC.  (See “Tax Considerations.”)

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market value of the security will decline.  To complete the sale, a fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  A fund is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a fund has a short position can range from one day to more than a year. Until a fund replaces the security, the proceeds of the short sale are retained by the broker, and the fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage may be varied by action of the Board. To meet current margin requirements, a fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days) without restriction other than the payment of money.

Short sales by a fund create opportunities to increase the fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest a fund may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions a fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, a fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If a fund makes a short sale against the box, the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, a fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  A fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund because the fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security.  In such case, any future losses in a fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the fund owns, either directly or indirectly and, in the case where a fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments are sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate.  A fund will enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, a fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

When Issued Securities and Delayed Delivery Transactions

In order to secure prices or yields deemed advantageous at the time a fund may purchase or sell securities on a when issued or a delayed delivery basis generally 15 to 45 days after the commitment is made.  A fund will enter into a when issued transaction for the purpose of acquiring securities and not for the purpose of leverage.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when issued or a delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a fund commits to purchase a security on a when issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of a fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund will always have cash, short-term money market instruments, or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.   A fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if deemed an advisable investment strategy.  In these cases, a fund may realize a capital gain or loss.  When a fund engages in when issued and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).  Depending on market conditions, a fund could experience fluctuations in share price as a result of delayed delivery or when issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, a fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a fund determines it is necessary to sell the when issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

Temporary Defensive and Other Short-Term Positions

Investing in short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes:    (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending an adviser’s or sub-adviser’s determination to do so within the investment guidelines and policies of a fund; (iii) to permit a fund to meet redemption requests; and (iv) to take a temporary defensive position.  A fund for which the investment objective is capital appreciation may also invest in such securities if the fund’s assets are insufficient for effective investment in equities.

Although it is expected that a fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a fund may invest include:    (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits, and bankers’ acceptances; and (v) repurchase agreements.  A fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant Fund.

Each Fund’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. Shareholders will be provided at least sixty (60) days’ prior written notice of any change to a Fund’s non-fundamental investment objective.

Fundamental Investment Restrictions

Each Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of that Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of that Fund’s outstanding shares are present in person or represented by proxy; or (ii) more than 50% of that Fund’s outstanding voting securities.

ING Floating Rate Fund and ING Investment Grade Credit Fund

As a matter of fundamental policy, each Fund may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:  (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund;

2.
purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund;

4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:  (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

6.
purchase or sell real estate, except that the Fund may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund; or

8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

ING High Yield Bond Fund

As a matter of fundamental policy, the Fund may not:

1.
borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets).  For purposes of this investment restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

2.	issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

3.
make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or this SAI;

4.	invest in companies for the purpose of exercising control or management;

5.
purchase, hold, or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs;

6.
engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

7.	purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.
purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:  (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents; and (iii) utilities will be divided according to their services.  For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; or

9.
purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

Non-Fundamental Investment Restrictions
The following table indicates non-fundamental investment policies which have been adopted by the Board for a Fund. These non-fundamental investment policies may be changed by the Board, without shareholder approval.

	ING Floating Rate Fund	ING High Yield Bond Fund	ING Investment Grade Credit Fund
A	X	X
B	X	X	X
C		X
D		X
E		X
F		X
G		X
H		X
I	X	X	X
J	X	X	X
K	X	X	X
L	X	X	X

A	The Fund may make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund.

B	Investment in guaranteed investment contracts is subject to the Fund’s limitation on investment in illiquid securities measured at the time of purchase.

C	The Fund may purchase insured municipal debt.

D	The Fund may buy or sell put and call options on foreign currencies.

E
The Fund will purchase and write put and call options on stock index options only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter.  The Fund may invest in currency and interest rate options for non-hedging purposes.

F	The Fund may not invest more than 15% in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

G
The Fund may invest up to 15% of its total assets in convertible securities (taken at market value) and in Eurodollar Convertible Securities that are convertible into foreign equity securities, which are not listed or represented by ADRs listed on the NYSE or AMEX. ING High Yield Bond Fund and ING Intermediate Bond Fund may invest without limitation in Eurodollar Convertible Securities that are convertible into foreign equity securities listed or represented by ADRs listed on either exchange or converted into publicly traded common stock of U.S. companies.

H	The Fund may borrow from banks up to 1/3 of its total assets for temporary or emergency purchases or to purchase securities.

I	Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets.

J	The Fund may lend Fund securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities.

K
The Fund may purchase or sell securities on a when issued (for the purposes of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made).

L	The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time “forward commitments.”

Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act

Each of the following Funds has also adopted the following non-fundamental investment policies as required by Rule 35d-1 under the 1940 Act to invest at least 80% of the assets of the Fund (plus borrowings for investment purposes) in securities that are consistent with the Fund’s name. These policies may be changed upon Board approval and 60 days’ prior notice to shareholders. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

ING Floating Rate Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes made to, or issued by, U.S. and non-U.S. corporations or other business entities.

ING High Yield Bond Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds”.

ING Investment Grade Credit Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities.

General for all Funds

No Fund will invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice, and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange). Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  The advisers or sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, if a Fund’s holdings of illiquid securities exceed 15% because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation, will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a  senior security under the 1940 Act).  Accordingly any increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

With respect to each Fund’s concentration policy, industry classifications are in accordance with Barclays industry classifications.  Each Fund’s adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Fund’s adviser or sub-adviser believes that such a disposition is consistent with the Fund’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A change in securities held in a Fund’s portfolio is known as portfolio turnover and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by a Fund.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which must ultimately be borne by a Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

ING Investment Grade Credit Fund experienced an 81% increase in portfolio turnover from 2011 to 2012 due to a decrease in sale proceeds.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Funds’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Fund will post the quarter-ending June 30 holdings on July 31).  A Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Each Fund also compiles a list composed of its ten largest (“Top Ten”) holdings.  This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Funds’ shares, and most third parties may receive the Funds’ annual or semi-annual shareholder reports, or view them on ING’s website, along with the Funds’ portfolio holdings schedule.  The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Fund may provide its portfolio holdings to certain unaffiliated third-parties and affiliates when the Fund has a legitimate business purpose for doing so.  Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•	to a Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Fund regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of a Fund;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Fund than is posted on the Fund’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Fund;
•
to service providers, on a daily basis, in connection with their providing services benefiting the Fund/Funds such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action service providers;

•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining Fund shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•
to a third party who acts as a consultant and supplies the consultant’s analysis of holding (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of a Fund’s adviser, sub-adviser, principal underwriter, or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other.  Such Policies authorize a Fund’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser, principal underwriter, and their affiliates.

The Board has authorized the senior officers of a Fund’s administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Funds’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon(1)	Credit approval process for ING Funds line of credit	As requested	None
State Street Bank and Trust Company(2)	Credit approval process for ING Funds line of credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of analytics for oversight and reporting of securities lending	Daily	None

(1)	For ING High Yield Bond Fund and ING Investment Grade Credit Fund only.
(2)	For ING Floating Rate Fund only.

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Funds and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department.  All waivers and exceptions involving a Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUSTS

The business and affairs of the Trusts are managed under the direction of the Board according to the applicable laws of the State of Delaware.  The Board governs the Funds and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trusts’ activities, review contractual arrangements with companies that provide services to the Funds and review each Fund’s performance.

Set forth in the table below is information about each Trustee:

Name, Address and Age	Position(s) Held With Each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the ING Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	ING Funds Trust –November 2007 – Present ING Separate Portfolios Trust – July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	ING Funds Trust – January 2005 – Present ING Separate Portfolios Trust – May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 – July 2007).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	ING Funds Trust – January 2006 – Present ING Separate Portfolios Trust – May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Fund (35 funds) (December 2009 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	ING Funds Trust – November 2007 – Present ING Separate Portfolios Trust – October 2007 – Present	Retired.	136	First Marblehead Corporation (September 2003 – Present).
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	ING Funds Trust – February 2002 – Present ING Separate Portfolios Trust – May 2007 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	136	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	ING Funds Trust –January 2005 – Present ING Separate Portfolios Trust – May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).	136	Assured Guaranty Ltd. (April 2004 – Present).

Name, Address and Age	Position(s) Held With Each Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the ING Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	ING Funds Trust –January 2006 – Present ING Separate Portfolios Trust – May 2007 – Present	Consultant (May 2001 – Present).	136	Stillwater Mining Company (May 2002 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairman and Trustee	ING Funds Trust –February 2002 – Present ING Separate Portfolios Trust – May 2007 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	136	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustees who are “Interested Persons”
Robert W. Crispin(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	ING Funds Trust –November 2007 – Present ING Separate Portfolios Trust – July 2007 – Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. LLC (July 2001 – December 2007).	136	Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 – Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	ING Funds Trust –November 2007- Present ING Separate Portfolios Trust – May 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).	172	ING Capital Corporation, LLC (December 2005 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)
Except for Mr. Mathews and for the purposes of this table, “ING Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund, ING Infrastructure, Industrials and Materials Fund, ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Mr. Mathews is also Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of funds in the ING Fund Complex is as of October 31, 2012.

(3)
Messrs. Crispin and Mathews are deemed to be “interested persons” of the Trusts as defined in the 1940 Act, because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments, LLC, and the Distributor.

Information Regarding Officers of the Trusts

Set forth in the table below is information for each Officer of the Trusts:

Name, Address and Age	Positions Held with Each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	ING Funds Trust -November 2006 – Present ING Separate Portfolios Trust – March 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	ING Funds Trust - February 2002 – Present ING Separate Portfolios Trust – March 2007 – Present
Managing Director and Chief Compliance Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 – Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 – Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – April 2012) and, Chief Compliance Officer, ING Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	ING Funds Trust – October 2000 – Present ING Separate Portfolios Trust – March 2007 – Present ING Funds Trust and ING Separate Portfolios Trust – September 2009 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 – Present
Senior Vice President, ING Investments LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	ING Funds Trust – March 2005 – Present ING Separate Portfolios Trust – March 2007 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	ING Funds Trust – November 2003 – Present ING Separate Portfolios Trust – March 2007 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present
Senior Vice President – Fund Compliance, ING Investment Funds Services, LLC (June 2012 – Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 – June 2012).

Name, Address and Age	Positions Held with Each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	ING Funds Trust – May 2006 – Present ING Separate Portfolios Trust – March 2007 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	ING Funds Trust – September 2004 – Present ING Separate Portfolios Trust – March 2007 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, ING Funds Services, LLC (August 2003 – March 2012).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	ING Funds Trust – February 2003 – Present ING Separate Portfolios Trust – March 2007 – Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010  - Present).  Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	ING Funds Trust – October 2000 - Present ING Separate Portfolios Trust – March 2007 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present). Formerly, Treasurer, ING Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	ING Funds Trust – March 2006 – Present ING Separate Portfolios Trust – March 2007 – Present
Vice President – Platform Product Management & Project Management, ING Investments, LLC (July 2012 – Present); Vice President, ING Investment Management – ING Funds (March 2010 – Present); and Vice President, ING Funds Services, LLC (March 2006 – Present). Formerly, Managing Paralegal, Registration Statements (June 2003 – July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	ING Funds Trust – May 2008 – Present ING Separate Portfolios Trust – May 2008 – Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100	Secretary	ING Funds Trust – August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003

Name, Address and Age	Positions Held with Each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Scottsdale, Arizona 85258 Age: 48		ING Separate Portfolios Trust – March 2007 – Present	– March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	ING Funds Trust – June 2010 – Present ING Separate Portfolios Trust – June 2010 – Present
Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	ING Funds Trust – August 2003 - Present ING Separate Portfolios Trust – March 2007 – Present
Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

Boards

The Boards of Trustees

The Trusts and each Fund are governed by each Trust’s Board, which oversees each Trust’s business and affairs. The Board delegates the day-to-day management of the Trusts and their Funds to the Trusts’ Officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not interested persons of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Each Trust is one of 20 registered investment companies (with a combined total of approximately 136 separate series) and all of the Trustees serve as members of, as applicable, each investment company’s/trust’s Board of directors/trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of each Trust.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, Officers of the Trust, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Trusts.

The Board performs many of their oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things:    (i) meeting with the independent registered public accounting firm of each Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and (ii) meeting with management concerning these matters, internal audit activities, and other matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Boyer, Drotch, and Earley. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended March 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things:    (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Funds boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by each Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Kenny and Vincent. Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended March 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds.  The responsibilities of the Contracts Committee include, among other things:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Contracts Committee: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held eight (8) meetings during the fiscal year ended March 31, 2012.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are  interested persons, as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews, and Vincent.  Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.  The Executive Committee, which meets on an “as needed” basis, held one (1) meeting during the fiscal year ended March 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees for all of the funds under its direction to, among other things:    (i) monitor the investment performance of the Funds; and (ii) make recommendations to the Board with respect to investment management activities performed by the advisers and sub-advisers on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Fund.  Each Fund is monitored by the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”)  with the exception of ING Floating Rate Fund which is jointly monitored by the I/B/F IRC and the Domestic Equity Funds Investment Review Committee (“DE IRC”).  Each committee is described below:

The I/B/F IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the IBF IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended March 31, 2012.

The DE IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the DE IRC:  Ms. Chadwick, and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held seven (7) meetings during the fiscal year ended March 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:    (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, each Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended March 31, 2012.

The Boards’ Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds.  In general, these risks include, among others:    (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting ING affiliates in managing the Funds.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds.  In addition, many service providers to the Funds have adopted their own policies, procedures and controls designed to address particular risks to the Funds.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and its investment adviser, the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to:    (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of Fund portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the ING Fund Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee.  That table includes, for each Trustee, positions held with each Trust, the length of such service, principal occupations during the past five years, the number of series within the ING Fund Complex for which the Trustee serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of each Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Trusts’ I/B/F/ IRC since 2006 and 2007, for ING Funds Trust and ING Separate Portfolios Trust, respectively, and, prior to that, as Chairperson of ING Funds Trust’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds.  He also served as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.  These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight, and related service activities.

Patricia W. Chadwick has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of each Trust’s DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a trustee of The Royce Fund (35 funds) (since 2009) and a director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment

Management Co. LLC (2001-2007), an investment sub-adviser to many of the funds in the ING Fund Complex, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of the Trust’s key service providers.

Peter S. Drotch has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance, and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.  These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.  These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance and management matters.

Shaun P. Mathews has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Mathews with extensive investment management, distribution and oversight experience, as well as with extensive direct knowledge of many of the Trust’s key service providers.

Sheryl K. Pressler has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of each Trust’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer

(1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.  These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of each Trust and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Boards of Trustee since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a Variable Contract whose proceeds are invested in an ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Trustee must equal at least $100,000.  Existing Trustees were provided with a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 (in July 2007) in order to satisfy the foregoing requirements.  The Ownership Policy provides that a new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee.  A decline in the value of any fund’s investments in the ING Fund Complex will not cause a Trustee to have to make any additional investments under this Ownership Policy.  As of December 31, 2011, all Independent Trustees were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Ownership Policy are subject to:    (i) policies, applied by the mutual funds of the ING Fund Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Trustees.

Trustees’ Fund Equity Ownership Positions

The following table sets forth information regarding each Trustee’s ownership of equity securities of the Funds overseen by the Trustees and the aggregate holdings of shares of equity securities of all funds in the ING Fund Complex overseen by the Trustees for the calendar year ended December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in each Fund as of December 31, 2011			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the ING Fund Complex
	ING Floating Rate Fund	ING High Yield Bond Fund	ING Investment Grade Credit Fund
Independent Trustees
Colleen D. Baldwin	None	None	None	$50,000 - $10,000(1)
John V. Boyer	None	None	None	Over $100,000 $10,000 - $50,000(1)
Patricia W. Chadwick	None	None	None	Over $100,000
Peter S. Drotch	None	None	None	Over $100,000
J. Michael Earley	None	None	None	Over $100,000
Patrick W. Kenny	None	None	None	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	None	None	Over $100,000(1)
Roger B. Vincent	None	None	None	Over $100,000 Over $100,000(1)
Interested Trustees
Robert W. Crispin	None	None	None	None
Shaun P. Mathews	None	None	None	Over $100,000 Over $100,000(1)

(1)	Held in a Deferred Compensation account.

Independent Trustee Ownership of Securities of the Adviser, Underwriter and Their Affiliates

The following table sets forth information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including RICs) as of December 31, 2011.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2012, each Fund pays each Trustee who is not an interested person of a Fund a pro rata share, as described below, of:    (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000,

$30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2012, each Fund paid each Trustee who was not an interested person of a Fund a pro rata share, as described below, of:    (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairman of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (v) out-of-pocket expenses.

In addition, prior to January 1, 2012, the Board at its discretion could, from time to time, designate other special meetings as subject to compensation in the amount of $4,000.

The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the advisers or their affiliate for which the Trustees serve in common as Trustees.

Future Compensation Payment

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the ING Fund Complex is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Funds’ adviser regarding compensation of the Trustees by each Fund and other funds managed by the advisers and their affiliates for the fiscal year ended March 31, 2012.  Trustees who are interested persons of the Trusts and Officers of the Trusts do not receive any compensation from the Funds or any other funds managed by the advisers or their affiliates.

Name of Trustee	Floating Rate Fund	High Yield Bond Fund	Investment Grade Credit Fund	Total Compensation From Registrant and ING Fund Complex Paid to Trustees(1)(2)
Colleen D. Baldwin	$926	$536	$36	$301,000
John V. Boyer(3)	$949	$550	$37	$308,500
Patricia W. Chadwick	$949	$550	$37	$308,500
Robert W. Crispin(4)	N/A	N/A	N/A	N/A

Name of Trustee	Floating Rate Fund	High Yield Bond Fund	Investment Grade Credit Fund	Total Compensation From Registrant and ING Fund Complex Paid to Trustees(1)(2)
Peter S. Drotch	$850	$491	$33	$276,000
J. Michael Earley	$926	$536	$36	$301,000
Patrick W. Kenny(3)	$934	$541	$36	$303,500
Shaun P. Mathews (4)	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$1,057	$612	$41	$343,500
Roger B. Vincent	$1,103	$638	$43	$358,500

(1)	Represents compensation from 138 funds (total in complex as of March 31, 2012).
(2)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or this SAI.
(3)	During the fiscal year ended March 31, 2012, Mr. Boyer and Mr. Kenny deferred $20,000 and $75,875, respectively, of their compensation from the ING Fund Complex.
(4)
“Interested person,” as defined in the 1940 Act, of each Trust because of the affiliation with ING Groep, N.V., the parent corporation of  the Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.  Officers and Trustees who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund.  A control person may be able to take actions regarding a Fund without the consent or approval of shareholders.  As of November 12, 2012, no person owned any of the Funds’ Class P shares. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Fund	Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
Floating Rate Fund	NFS LLC FEBO William J. Symes TTEE 2732 Bayshore Dr Newport Beach, CA 92663	Class A	6.35%	26.78%
Floating Rate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	20.76%	2.31%
Floating Rate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class A	6.93%	5.13%
Floating Rate Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Class A	36.19%	5.02%
Floating Rate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	9.66%	2.31%
Floating Rate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class C	31.26%	5.13%
Floating Rate Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Class C	33.57%	5.02%
Floating Rate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration	Class I	6.19%	5.13%

Fund	Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
	4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484
Floating Rate Fund	ING Solution 2015 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	16.52%	8.94%
Floating Rate Fund	ING Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	27.53%	14.91%
Floating Rate Fund	ING Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	23.95%	12.97%
Floating Rate Fund	The Community Foundation of Middle Tennessee Inc 3833 Cleghorn Ave, Ate 400 Nashville, TN 37215-2519	Class I	8.59%	4.65%
Floating Rate Fund	ING National Trust One Orange Way Windsor, CT 06095	Class R	99.80%	8.94%
High Yield Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	9.74%	8.05%
High Yield Bond Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class A	12.00%	7.80%
High Yield Bond Fund	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A	18.96%	10.88%
High Yield Bond Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Class A	6.19%	4.79%
High Yield Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	16.99%	8.05%
High Yield Bond Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class B	13.55%	7.80%
High Yield Bond Fund	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B	23.62%	10.88%
High Yield Bond Fund	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class C	8.45%	2.00%
High Yield Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	10.18%	8.05%
High Yield Bond Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class C	26.11%	7.80%

Fund	Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
High Yield Bond Fund	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class C	16.97%	10.88%
High Yield Bond Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Class C	8.35%	4.79%
High Yield Bond Fund	ING Capital Allocation Fund ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	13.60%	6.14%
High Yield Bond Fund	ING Strategic Allocation Growth Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.38%	3.78%
High Yield Bond Fund	ING Strategic Allocation Moderate Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.40%	3.79%
High Yield Bond Fund	ING Strategic Allocation Conservative Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.83%	3.99%
High Yield Bond Fund	ING Global Target Payment Fund ATTN Dorothy Roman 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.04%	4.54%
High Yield Bond Fund	Tomorrow’s Scholar 529 Plan FBO ING 529 Ultra Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	9.31%	18.68%
High Yield Bond Fund	Tomorrow’s Scholar 529 Plan FBO ING 529 Moderate Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	6.30%	18.68%
High Yield Bond Fund	Tomorrow’s Scholar 529 Plan FBO ING 529 Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	5.93%	18.68%
High Yield Bond Fund	Tomorrow’s Scholar 529 Plan FBO ING 529 Conservative Plus Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	5.12%	18.68%
High Yield Bond Fund	Tomorrow’s Scholar 529 Plan FBO ING 529 Moderate Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	5.12%	18.68%
High Yield Bond Fund	Pershing LLC	Class W	99.86%	8.05%

Fund	Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
	1 Pershing Plaza Jersey City, NJ 07399-0001
Investment Grade Credit Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class SMA	62.28%	62.28%
Investment Grade Credit Fund	ING Life Insurance & Annuity CO One Orange Way B3N Windsor, CT 06095	Class SMA	37.72%	37.72%

CODE OF ETHICS

The Funds, the adviser, and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Funds, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Fund or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of Fund shares.  The Code of Ethics also allows trades to be made in securities that may be held by a Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.  Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Trusts’ Administrator and to report all transactions on a regular basis.  The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel. Information about these codes of ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address:  www.publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities.  The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of each Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website at www.INGInvestment.com or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISERS

ING Funds Trust

The adviser for each Fund (except ING Investment Grade Credit Fund) is ING Investments, LLC (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Fund’s portfolio, subject to delegation of certain responsibilities to another investment adviser.  The Adviser is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  The principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, The Netherlands.  The Adviser’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ, 85258.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (“IMFC”) served as investment adviser to certain ING Funds.  On April 30, 2001, IMFC, an indirect, wholly-owned subsidiary of ING Groep, that had been under common control with ING Investments, merged with ING Investments.

The Adviser serves pursuant to investment management agreements (each an “Investment Advisory Agreement,” and collectively, the “Investment Advisory Agreements”) between ING Investments and the Trust, on behalf of the Funds.  The Investment Advisory Agreements require the Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund.  Pursuant to a sub-advisory agreement, (“Sub-Advisory Agreement”), the Adviser has delegated certain management responsibilities to the Sub-Adviser.  The Adviser oversees the investment management of ING Investment Management Co. LLC (“ING IM”).

Each Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund’s assets and the purchase or sale of its portfolio securities.  The Adviser also provides investment research and analysis.  The Investment Advisory Agreements provide that the Adviser is not subject to liability to a Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreements.

Pursuant to the Investment Advisory Agreement on behalf of the Funds, subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by those Funds including, without limitation, brokerage commissions, legal, auditing, taxes or governmental fees, networking servicing costs, fund accounting servicing costs, fulfillment servicing costs, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for state, insurance premiums on property or personnel (including Officers and Trustees if available) of the series which insure to each series benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other Board approved expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

Prior to September 2, 2003, ING IM served as sub-adviser to ING High Yield Bond Fund. ING Investments undertook an internal reorganization that, among other things, integrated certain of its portfolio management professionals across the United States under a common management structure known as ING Investment Management Americas, which included ING IM.  On August 1, 2003, On September 2, 2003, ING IM became the sub-adviser to ING High Yield Bond Fund. One of the primary purposes of the integration plan was to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Funds.  As a result of the integration plan, the sub-advisory contractual obligations formerly performed by ING Investment Management, LLC were transferred to the Sub-Adviser. The portfolio management personnel did not change as a result of this internal reorganization.

After an initial term of two years, the Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and by a vote of at least a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Advisory Agreement is terminable without penalty by a vote of the Board or by a vote of the majority of the holders of each Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party.  The notice provided for herein may be waived by either party. Each Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Approval of the Investment Advisory Agreement

For information regarding the basis for the Board’s approval of the investment advisory relationships for each Fund, please refer to the annual shareholder report dated March 31, 2012.

ING Separate Portfolios Trust

The adviser for ING Investment Grade Credit Fund is ING IM (“Adviser”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio.  The Adviser is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.   The principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, The Netherlands. The Adviser’s principal offices are located at 230 Park Avenue, New York, NY 10169.

The Adviser serves pursuant to an investment management agreement between ING Separate Portfolios Trust and ING Investment Management Co. LLC dated May 16, 2007 (“ING IM Investment Advisory Agreement”). The ING IM Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund.  On May 10, 2007, the Board, including a majority of the Independent Trustees, approved the Investment Advisory Agreement on behalf of the Fund.

The ING IM Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The ING IM Investment Advisory Agreements provide that The Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the ING IM Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the ING IM Investment Advisory Agreement.

After an initial term of two years, the ING IM Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser, as the case may be, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The ING IM Investment Advisory Agreement is terminable without penalty with not less than sixty (60) days’ notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon not less than sixty (60) days’ notice by the Adviser. The ING IM Investment Advisory Agreement

will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of ING IM Investment Advisory Agreement

For information regarding the basis for the Board’s approval of the investment advisory relationship for ING Investment Grade Credit Fund, please refer to the Fund’s annual shareholder report dated March 31, 2012.

ING Groep Restructuring

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Advisers and their immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Advisers’ loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Advisers do not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

Advisory Fees

For each Fund (except ING Investment Grade Credit Fund) the Adviser bears the expenses of providing its services, and pays the fees of the Sub-Adviser.  For its services, each Fund (except for ING Investment Grade Credit Fund) pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Annual Investment Management Fee1
ING Floating Rate	0.55% of the Fund’s average daily net assets.
ING High Yield Bond
0.51% on the first $500 million of the Fund’s average daily net assets;
0.45% of the next $4.5 billion of the Fund’s average daily net assets; and
0.40% of the Fund’s average daily net assets in excess of $5 billion.

1
The Adviser is contractually obligated to waive its management fee for Class P shares through at least August 1, 2014. There is no guarantee that the management fee waivers will continue after August 1, 2014. These waivers will only renew if the Adviser elects to renew them.

ING Investment Grade Credit Fund pays no advisory or other fees to the Adviser under the ING IM Investment Advisory Agreement. Although the Fund does not compensate the Adviser directly for its services, the Adviser will benefit from its relationship with sponsors of separately managed account programs (“Program Sponsors”) for which the Fund is an investment option. In certain cases, a participant in a wrap account program will pay a fee for investment advice directly or indirectly to his or her investment adviser or broker dealer that serves as the Program Sponsor. In these cases, the Adviser may be compensated directly or indirectly by the Program Sponsor.

Expense Limitation Agreements

ING Funds Trust

The Adviser has entered into a written expense limitation agreement with each Fund listed below (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees.  Under the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds, which excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees do not exceed the limits set forth below of a Fund’s average daily net assets, subject to possible recoupment by the Adviser within  three years.

Fund	Class P
ING Floating Rate	0.15%
ING High Yield Bond	0.15%

Each Fund set forth above may at a later date reimburse the Adviser for advisory fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratios do not exceed the percentages described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that these expense limitations shall continue through at least August 1, 2014. The expense limitations are contractual, and after an initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to the Independent Chairman of the Board within ninety (90) days of the end of the then-current term for that Fund or upon termination of that Fund’s Investment Advisory Agreement.  The Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for a Fund.

ING Separate Portfolios Trust

The Adviser has entered into an expense limitation agreement with ING Investment Grade Credit Fund (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive its fees. Under the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will absorb and reimburse expenses so that the total annual ordinary operating expenses of the Fund, which exclude Fund transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees is 0.00%.

The Expense Limitation Agreement provides that the expense limit continues indefinitely. The Expense Limitation Agreement is contractual and after an initial term shall renew for one-year terms and terminates upon termination of the ING IM Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Adviser upon written notice to the Independent Chairman of the Board within ninety (90) days of the end of the then-current term for the Fund. The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for the Fund.

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the Funds paid to the Adviser for the fiscal years ended March 31, 2012, 2011, and 2010.

Fund	March 31
	2012	2011	2010
ING Floating Rate	$1,300,682	$464,031(1)	N/A
ING High Yield Bond	$693,086	$593,791	$503,836

(1) The Fund commenced operations August 17, 2010. The advisory fees paid reflect the period from August 17, 2010 to March 31, 2011.

ING Investment Grade Credit Fund does not pay any advisory fees.

SUB-ADVISER

ING Funds Trust

The Investment Advisory Agreements provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for a Fund, and shall monitor the sub-advisers’ investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions.  The Adviser has engaged the services of ING IM to provide sub-advisory services to the Funds (except for ING Investment Grade Credit Fund). The Adviser and the sub-adviser have entered into a sub-advisory agreement which was approved by the Trustees and by the shareholders of the Funds.

Each Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to a Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Trust who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under a Sub-Advisory Agreement.

After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Trustees by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement is terminable as to a particular Fund without penalty with not less than 60 days’ written notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities at any time by:  (i) the Trustees; (ii) the Adviser; or (iii) the shareholders of such Fund upon 60 days’ prior written notice.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the sub-advisory relationship for the Funds (except ING Investment Grade Credit Fund), please refer to the Funds’ annual shareholder report dated March 31, 2012.

Manager-of-Managers Structure (all Funds except ING Investment Grade Credit Fund)

On May 24, 2002, the SEC issued an Exemptive Order permitting ING Investments to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to the approval by the Board (including a majority of Independent Trustees), but without shareholder approval.  This authority is subject to certain conditions, including:    (i) the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of a Fund; (ii) the condition that an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change; and (iii) a Fund’s shareholders have approved the arrangement.

ING Investments remain responsible for providing general management services to each Fund, including overall supervisory responsibility for the general management and investment of a Fund’s assets, and, subject to the review and approval of the Board, will among other things:  (i) set the Funds’ overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of a Funds’ assets; (iii) when appropriate, allocate and reallocate the Funds’ assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Funds’ investment objective, policies, and restrictions.

Pursuant to a Sub-Advisory Agreement between their Adviser and the Sub-Adviser, ING IM serves as the Sub-Adviser to each Fund (except for ING Investment Grade Credit Fund).  In this capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, manages each Fund’s portfolio investments consistently with their investment objective, and execute any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by the Adviser. ING IM, a Connecticut Corporation, is located at 230 Park Avenue, New York, NY  10169.  ING IM is a wholly-owned subsidiary of ING Groep and an affiliate of ING Investments.

Sub-Advisory Fees

The following table sets forth, expressed as an annual rate, the monthly fee paid by the Adviser to the Sub-Adviser of the relevant Fund’s average daily net assets managed during the month:

Fund	Annual Sub-Advisory Fee
Floating Rate	0.2475%
High Yield Bond
0.2295% on the first $1 billion of the Fund’s average daily net assets;
0.2025% on the next $4 billion of the Fund’s average daily net assets; and
0.1800% of the Fund’s average daily net assets in excess of $5 billion.

Total Sub-Advisory Fees Paid

The following table sets forth the sub-advisory fees paid by the Adviser for the fiscal years ended March 31, 2012, 2011, and 2010.

Fund	March 31
	2012	2011	2010
ING Floating Rate	$585,309	$208,814(1)	N/A
ING High Yield Bond	$311,889	$267,206	$226,726

(1)       The Fund commenced operations August 17, 2010. The sub-advisory fees paid reflect the period from August 17, 2010 to March 31, 2011.

Portfolio Managers

ING Floating Rate Fund and ING High Yield Bond Fund

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of March 31, 2012:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Jeffrey A. Bakalar	3	$2,162,792,033	1	$242,749,698	2	$307,121,736
Daniel A. Norman	3	$2,162,792,033	12	$5,082,736,327	3	$2,792,175,602
Randall Parrish	1	$142,990,012	0	$0	0	$0
Matthew Toms	5	$7,706,033,914	0	$0	0	$0

* None of these accounts have an advisory fee based on performance.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of a Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund is maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, which may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Compensation

The portfolio managers (“Portfolio Managers”) compensation consists of:  (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has defined indices of Standard & Poor’s/ Loan Syndications and Trading Association Leveraged Loan 100 Index for Mr. Norman and Mr. Bakalar as Portfolio Managers of ING Floating Rate Fund and the Barclays Capital High Yield Bond-2% Issuer Constrained Composite Index for Mr. Parrish and Mr. Toms as Portfolio Managers of ING High Yield Bond Fund.  The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table sets forth the dollar range of shares of the Funds owned by each portfolio manager as of March 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Jeffrey A. Bakalar		None
Daniel A. Norman		None
Randall Parrish	ING High Yield Bond	Over $100,000
Matthew Toms	ING High Yield Bond	$1 - $10,000

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into in an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs. This deferral does not cause any purchase or sale of Fund shares, but the NAV of the applicable Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under applicable vesting provisions when the portfolio manager realizes his or her compensation.

The portfolio managers may have also allocated a portion of their deferral to another investment option which tracks the performance of a Fund that they do not manage. However, only the amount that a portfolio manager has allocated to an investment option that tracks the performance of a Fund that they manage is shown. The table below shows how much certain portfolio managers have allocated to an investment option that tracks the performance of a Fund that they manage as of March 31, 2012.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned under Deferred Compensation
Jeffrey A. Bakalar	ING Floating Rate	$100,001 - $500,000
Daniel A. Norman	ING Floating Rate	$100,001 - $500,000

ING Investment Grade Credit Fund

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of March 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets (in billions)
Karen Cronk	1	$11,658,372	0	$0	0	$0
Michael Hyman	6	$87,429,778	0	$0	0	$0
Richard Kilbride	1	$11,658,372	0	$0	45	$2,103,177,651
Kurt Kringelis	0	$0	0	$0	0	$0

* None of these accounts have an advisory fee based on performance.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund is maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, which may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Compensation

For ING Investment Grade Credit Fund, the portfolio managers (“Portfolio Managers”) compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index, the Bank of America Merrill Lynch US Corporate 1-10 Year Index for Ms. Cronk, Mr. Hyman, Mr. Kilbride, and Mr. Kringelis as Portfolio Managers of ING Investment Grade Credit Fund and, where applicable, peer groups including but not limited to Morningstar and Lipper, and set performance goals to appropriately reflect requirements for the investment team.  The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table sets forth the dollar range of shares of the Fund owned by each portfolio manager as of March 31, 2012 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Karen Cronk	ING Investment Grade Credit	None
Michael Hyman	ING Investment Grade Credit	None
Richard Kilbride	ING Investment Grade Credit	None
Kurt Kringelis	ING Investment Grade Credit	None

PRINCIPAL UNDERWRITER

Shares of the Funds are offered on a continuous basis.  Each Trust has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Funds. ING Investments Distributor, LLC is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of the Adviser and ING IM.  The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

As principal underwriter for the Funds, ING Investments Distributor has agreed to use its best efforts to distribute the shares of the Funds, although it is not obligated to sell any particular amount of shares.  The Distributor shall be responsible for all expenses of providing distribution services including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

Each Trust shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of holders of a majority of each Fund’s shares, and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment and may be terminated at any time on 60 days’ written notice by the Trustees, the Distributor, or by vote of holders of a majority of a Fund’s shares without the payment of any penalty.

Total Distribution Expenses

Because Class P shares of the Funds had not commenced operations as of the date of this SAI, no distribution costs were paid for the fiscal year ended March 31, 2012.

EXPENSES

A Fund’s assets may decrease or increase within the Fund’s fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency, and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Trustees who are not affiliated with the Advisers.  Certain expenses of each Fund are generally allocated to the Fund, and each class of a Fund, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Fund may be charged directly to that class in accordance with the Funds’ Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those Funds based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for each Fund pursuant to administration agreements between each Trust and the Administrator (“Administration Agreements”).  The Administrator’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona  85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Funds’ business, except for those services performed by the Advisers under the Investment Advisory Agreements, ING IM under the Sub-Advisory Agreement for ING Funds Trust, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time.  The Administrator acts as a liaison among these service providers to the Funds.  The Administrator also furnishes the Funds with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Funds.  These services include preparation of annual and other reports to shareholders and to the SEC.  The Administrator also handles the filing of federal, state and local income tax returns for the Funds not being furnished by other service providers.  The Administrator is also responsible for monitoring the Funds’ compliance with applicable legal requirements and with their investment policies and restrictions.

According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by each Trust under the Administration Agreement, including, without limitation, the expenses of  software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.

The Administration Agreements will remain in effect from year-to-year if approved annually by a majority of the Trustees.

The Administration Agreement may be cancelled by the Board on behalf of a Fund, without payment of any penalty, by a vote of a majority of the Trustees upon 60 days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon 60 days’ written notice to each Trust.

Administrative Service Fees

The Administrator receives an annual administrative service fee of 0.10% of each Fund’s (except ING Investment Grade Credit Fund) average daily net assets. ING Investment Grade Credit Fund does not pay an administrative service fee. The Administrator’s fee is accrued daily against the value of each Fund’s net assets and is payable by each Fund monthly.  In addition, the Administrator is contractually obligated to waive its administrative services fee for Class P shares of each Fund (except ING Investment Grade Credit Fund) through August 1, 2014. There is no guarantee that the administrative services fee waivers will continue after August 1, 2014. These waivers will only renew if the Administrator elects to renew them.

Total Administrative Service Fees Paid

The following table sets forth the administrative service fees paid by the Funds to the Administrator for the fiscal years ended March 31, 2012, 2011, and 2010.

Fund	2012	2011	2010
ING Floating Rate	$236,488	$84,369(1)	N/A
ING High Yield Bond	$135,897	$116,429	$98,791

(1)	The Fund commenced operations on August 17, 2010. The administrative service fees paid reflect the period from August 17, 2010 to March 31, 2011.

ING Investment Grade Credit Fund does not pay an administrative services fee.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286, serves as custodian of the Funds, except for ING Floating Rate Fund.  The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund.  A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.  For portfolio securities that are purchased and held outside the United States, The Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

For ING Floating Rate Fund, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 serves as custodian. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by this Fund. The Fund may; however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the United States, State Street Bank and Trust Company has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Independent Registered Public Accounting Firm

KPMG LLP serves as an independent registered public accounting firm for the Funds.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for each Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent to the Funds.

PORTFOLIO TRANSACTIONS

The Advisers or Sub-Adviser for the Funds place orders for the purchase and sale of investment securities for the Funds, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Board, the Advisers or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Advisers otherwise assume day-to-day management of the Funds pursuant to their Investment Advisory Agreements with the Funds, the Advisers will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Advisers’ or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Advisers or Sub-Adviser may also place trades using an ECN or ATS.

How the Advisers or Sub-Adviser Selects Broker-Dealers

The Advisers or Sub-Adviser has a duty to seek to obtain best execution of a Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Advisers or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Advisers or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition, and responsiveness to the Advisers or Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of a Fund’s orders, the Advisers or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of a Fund. Under these programs, the participating broker-dealers will return to a Fund (in the form of a credit to a Fund) a portion of the brokerage commissions paid to the broker-dealers by a Fund.  These credits are used to pay certain expenses of a Fund.  These commission recapture payments benefit the Funds, and not the Advisers or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Fund, the Advisers or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Advisers or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Advisers or Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Advisers or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisers’ or Sub-Adviser’s overall responsibilities to the Fund and their other investment advisory clients.  The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Advisers or Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Advisers’ or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Advisers or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Advisers or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Advisers or Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

Benefits to the Advisers or Sub-Adviser - Research products and services provided to the Advisers or Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Advisers or Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Advisers or Sub-Adviser in connection with that Fund or any of the Funds.  Some of these products and services are also available to the Advisers or Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Advisers and the sub-advisory fees payable to the Sub-Adviser for services provided to the Funds.  The Advisers’ or Sub-Adviser’s expenses would likely increase if the Advisers or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Advisers or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with ING Groep, the Advisers or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA.  Under these rules, the Advisers or Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of a Fund when selecting a broker-dealer for the Fund’s portfolio transactions, and neither a Fund nor the Advisers or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares.  The Funds have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Advisers or Sub-Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in a sub-adviser and investment personnel and reorganizations or mergers of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Fund.  The Funds, the Advisers, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the Sub-Adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  The Advisers’ or Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board.  To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned.  However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Brokerage commissions paid by each Fund for the fiscal years ended March 31, 2012, 2011, and 2010, are as follows:

Fund	2012	2011	2010
ING Floating Rate	$0	$0(1)	N/A
ING High Yield Bond	$0	$0	$0
ING Investment Grade Credit	$0	$0	$0

(1)	The Fund commenced operations on August 17, 2010. The brokerage commissions paid reflects the period from August 17, 2010 to March 31, 2011.

During the fiscal years ended March 31, 2012, 2011, and 2010, the Funds did not pay any brokerage commissions to affiliated persons.

During the fiscal years ended March 31, 2012, 2011, and 2010, of the total commissions paid, the series of ING

Funds Trust received $0, $0, and $0, respectively by firms, which provided research, statistical or other services to ING Investments. ING Investments has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

During the fiscal years ended March 31, 2012, 2011, and 2010, of the total commissions paid, the series of ING Separate Portfolios Trust received $0, $0, and $0, respectively by firms, which provided research, statistical or other services to ING IM. ING IM has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

During the fiscal year ended March 31, 2012, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.  The holdings of securities of such brokers and dealers were as follows as of March 31, 2012:

Fund	Broker/Dealer	Market Value
ING Investment Grade Credit	JPMorgan Chase & Co.	$321,630
	Citigroup, Inc.	$259,381
	HSBC Finance Corp.	$309,973
	Bank of America	$260,977
	Wells Fargo	$307,006

DESCRIPTION OF SHARES

Capitalization and Voting Rights

The authorized capital of the Trusts an unlimited number of shares of beneficial interest.  Holders of shares of each Fund have one vote for each share held.  All shares when issued are fully paid, non-assessable, and redeemable.  Shares have no preemptive rights.  All shares have equal voting, dividend and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.  Generally, there will not be annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shareholders may, in accordance with a Fund’s declaration of trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.  Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund  having voting rights.  Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.  Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  The Board may create additional series (or classes of series) of shares without shareholder approval.  Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trusts by written notice to shareholders of such series or class.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only.  A Fund reserves the right to reject any specific purchase or exchange request.  In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until a Fund receives further redemption instructions.

Purchases

A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectuses under “How to Buy Shares,” “How to Sell Shares” or “How to Exchange Shares, respectively.”

Shares of the Funds are offered at the NAV next determined following receipt of the order by the dealer (and/or the Distributor) or by the Trust’s Transfer Agent.  An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge.  Shares subject to a contingent deferred sales charge (“CDSC”) will continue to age from the date that the original shares were purchased.

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions.  These transactions only will be effected if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.  The Trust reserves the right to amend or terminate this practice at any time.

Redemptions

Payment to shareholders for shares redeemed will be made within seven (7) days after receipt by the Funds’ Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when:  (i) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to fifteen (15) days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash.  However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to each shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.  In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account (except for individual retirement accounts (“IRAs”)) has a total value of less than the Fund minimum as described in each Fund’s respective Prospectuses), other than as a result of a decline in the NAV per share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.”  The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms.  As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.  Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available.  Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

The following conditions must be met for all exchanges among the Funds:  (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the “Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least 30-days prior to the exchange; (iv) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares.  Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form.  Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders.  Such notice will be given at least 60-days in advance.  It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations.  Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser reserves the right to reject any exchange request.

SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not be issued to shareholders.  The Transfer Agent will maintain an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Each Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (known as redemption-in-kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.  Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by a Fund’s Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year.  Shareholders may rely on these statements in lieu of certificates.  Certificates representing shares of a Fund will not be issued unless the shareholder requests them in writing. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Telephone Redemption and Exchange Privileges

As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts. However, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectuses.

Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than close of regular trading (“Market Close”), will be processed at that day’s closing NAV.  For each exchange, the shareholder’s account may be charged an exchange fee.  There is no fee for telephone redemptions.

Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180.

(a)	Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous 30 days.
(b)	Certain account information will need to be provided for verification purposes before the redemption will be executed.
(c)	Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.
(d)	The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.
(e)	The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.
(f)	If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

(g)	Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectuses.
(h)
Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Funds at P.O. Box 9772, Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.

(i)
If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(j)	Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds’ then-current prospectuses.
(k)	Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Account Statements

The Funds’ Transfer Agent will maintain your account information.  Account statements will be sent at least quarterly. An IRS Form 1099 generally will also be sent each year by January 31.  Annual and semiannual reports will also be sent to shareholders.  The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter.  All accounts identified by the same social security number and address will be consolidated.  For example, you could receive a consolidated statement showing your individual and IRA accounts.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange Medallion Signature Program (“NYSE MSP”).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Please note that signature guarantees are not provided by a notary public.  The Trust reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. (See “Net Asset Value” in the shareholder guide of the Prospectuses.) The long-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV.  In such case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures.  Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a

Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the market close on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Global Natural Resources Fund’s custodian bank or other broker-dealers or banks approved by Global Natural Resources Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders.  This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds.  This discussion is based on the Code, U.S. Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Qualification as a Regulated Investment Company

Each Fund intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code.  To qualify for and to be taxed as a RIC, each Fund must, among other things:  (i) derive at least 90% of its gross income each taxable year from:  (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities, or currencies; and (2) net income derived from publicly traded partnerships and (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within 30 days thereafter: (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of anyone issuer limited for the purpose of its calculation to an amount not greater 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of (other than the securities of the RICs), any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or the securities one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax.  To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction or, for taxable years beginning before January 1, 2013 (if not extended further by Congress), as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the Fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a RIC that fails to distribute, in each calendar year, an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a RIC shall:  (i) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.  In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the trust or estate for such taxable year.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”).  If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request in writing another cost basis reporting methodology.

This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested by you.

The available methods for reporting your cost basis include those set out in the chart below:

ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.

You may elect which method you want to use by notifying the Funds in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.  If you do not affirmatively elect a cost basis method then the Funds’ default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested by you.

If you acquire and hold shares of a Fund through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of March 31, 2012:

Fund	Amount	Expiration Dates
ING Floating Rate Total	$(27,071)	N/A

Fund	Amount	Expiration Dates
ING High Yield Bond	$(126,079)	2014
	$(16,938,959)	2015
	$(9,006,267)	2017
	$(14,980,165)	2018
Total	$(41,051,470)

Distributions

Distributions of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares.  Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction and, as discussed herein, also may be eligible for federal income taxation at long-term capital gains rates in the case of individual shareholders, to the extent attributable to a Fund’s qualified dividend income from certain corporations, and if other applicable requirements are met including, in the case of corporate dividends-received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, none of the Funds expects to derive a material amount of dividend income from U.S. corporations.  Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder.  Net capital gains from assets held for one year or less will be taxed as ordinary income.

Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund.  Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.  Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock.  The rate reductions do not apply to corporate taxpayers.  Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends derived by the Fund that would be eligible for the lower maximum rate.  A shareholder and a Fund would also have to satisfy a 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions of earnings from a Fund of non-qualifying dividends, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  The Funds anticipate that all or substantially all of their dividends will be taxed as ordinary income that would not be qualifying dividends or for the lower tax rate currently applicable for qualified dividend income payable to non-corporate shareholders.  The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2012.  In the absence of further Congressional action, for calendar years after 2012, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Original Issue Discount and Market Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount.  Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes.  The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it.  In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of:    (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies (“PFICs”)

A Fund may invest in stocks of foreign companies that are classified under the Code as PFICs.  In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income.  Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock.  A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any marked-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net marked-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualifying dividends.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to certain limitations.  It is not expected that the Funds will be able to make the election.  If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income.

Options, Hedging Transactions, and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and OTC options on debt securities is governed by Section 1234 of the Code.  Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are section 1256 contracts.  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear.  The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles.  If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain appreciated financial positions if the Fund enters into a short sale, notional principal contract, futures, or forward contract transaction with respect to the appreciated position or substantially identical property.  Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures, forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments, and certain debt instruments.  Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund’s taxable year, if certain conditions are met.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualified dividend,” to instead be taxed as the rate of tax applicable to ordinary income.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If a Fund sells short “against the box,” unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale.  Such gain or loss generally will be long or short term depending upon the length of time a Fund held the security which it sold short.  In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio.  However, the constructive sale rule alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by a Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions.”  Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.  Future U.S. Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax.  The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.  When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment company’s fees and expenses.

Sale or Other Disposition of Shares

Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where:  (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; and (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a reinvestment right received upon the initial purchase of shares of stock.  In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially.  Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right.  This provision may be applied to successive acquisitions of stock.

Backup Withholding

Each Fund generally will be required to withhold federal income tax (currently at a rate of 28% which is scheduled to increase to 31% after 2012) (“backup withholding”) from dividends paid, capital gain distributions, and reportable redemption proceeds to shareholders if:  (i) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require; (ii) the IRS notifies the shareholder or a Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect; (iii) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is effectively connected with a U.S. trade or business carried on by such shareholder.  If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates generally applicable to U.S. citizens or domestic corporations, and an additional branch profits tax may apply if the recipient foreign shareholder is classified as a corporation for U.S. federal income tax purposes.

Dividends with respect to taxable years of a Fund beginning before January 1, 2012 or a later date if extended by the U.S. Congress that are properly reported by a

Fund as interest-related dividends or short-term capital gain dividends attributable to certain interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund makes certain elections and certain conditions are met.

Other Taxes

Distributions also may be subject to state, local and foreign taxes.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders.  Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

CALCULATION OF PERFORMANCE DATA

From time to time, a Fund may advertise its average annual total returns over various periods of time.  These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period.  These figures reflect changes in the price of a Fund’s shares and assume that any income dividends and/or distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for one, five, and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund’s operations, or on a year-by-year basis).

Average Annual Total Return Information

Each Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends and/or distributions are reinvested when paid.

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return (after taxes on distributions),
	n	=	the number of years, and

ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends and/or distributions are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return (after taxes on distributions),
	n	=	the number of years, and
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends and/or distributions are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.  The calculations do not consider any potential tax liabilities other than federal tax liability.

Yield

Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by:  (i) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month; or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest); (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund’s portfolio (assuming a month of 30 days); and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period.  In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in a Fund’s portfolio.  For purposes of “b” above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period.  Any amounts representing sales charges will not be included among these expenses; however, a Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.  Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

A Fund may also from time to time advertise its yield based on a 30 day or 90 day period ended on a date other than the most recent balance sheet included in the Fund’s Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.  Any quotation of performance stated in terms of yield (whether based on a 30 day or 90 day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectuses.  The current distribution rate for a Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of a Fund at the respective month-end.  The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income.  In each case, the yield, distribution rates, and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable CDSC.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge.  Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities.  In addition, certain indices may be used to illustrate historic performance of select asset classes.  The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money, and The

Wall Street Journal.  If a Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.  For these purposes the performance of a Fund, as well as the performance of such investment companies or indices, may not reflect sales charges which, if reflected, would reduce performance results.

Performance

Because Class P shares of the Funds had not commenced operations as of the date of this SAI, the average annual total returns including sales charges, for Class A shares of ING Floating Rate Fund and ING High Yield Bond Fund, and Class SMA shares for ING Investment Grade Credit Fund for the one, five, and ten year periods ended March 31, 2012, if applicable are listed in the table below. For classes of shares that have not been in operation for ten years, the average annual total returns presented are for the period from commencement of operations to March 31, 2012, and are listed in the table below:

Fund		1 Year	5 Years	10 Years	Since Inception	Inception Date
ING Floating Rate
Class A	%	1.02	N/A	N/A	3.40	08/17/2010
Class A Return After Taxes on Distributions	%	(0.68)	N/A	N/A	1.91
Class A Return After Taxes on Distributions and Sale of Fund Shares	%	0.71	N/A	N/A	2.04

ING High Yield Bond
Class A	%	4.05	5.16	6.09	N/A	12/15/1998
Class A Return After Taxes on Distributions	%	1.63	2.13	3.32	N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares	%	2.56	2.50	3.48	N/A

ING Investment Grade Credit
Class SMA	%	7.20	N/A	N/A	7.54	06/08/2007
Class SMA Return After Taxes on Distributions	%	5.76	N/A	N/A	5.36
Class SMA Return After Taxes on Distributions and Sale of Fund Shares	%	4.93	N/A	N/A	5.19

Reports and Promotional Literature

Reports and promotional literature may also contain the following information:  (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund’s portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of a Fund and individual stocks in a Fund’s portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; and (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Trusts, ING Investments, ING IM, ING Capital Corporation, LLC (“ING Capital”), ING Funds Services or affiliates of including:  (i) performance rankings of other funds managed by ING Investments or ING IM, or the individuals employed by ING

Investments or ING IM who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by ING Investments and ING IM; and (vi) information regarding rights offerings conducted by closed-end funds managed by ING Investments and ING IM.

Reinvestment of Distributions

As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge.  The Funds’ management believes that most investors desire to take advantage of this privilege and has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder.  A shareholder may elect, at any time, to have subsequent dividends and/or distributions paid in cash by writing to the Fund or the Transfer Agent.  In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date.

General Information

Capitalization

The authorized capital of each Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

Voting Rights

Holders of shares of each Fund have one vote for each share held.  All shares when issued are fully paid, non-assessable, and redeemable.  Shares have no preemptive rights.  All shares have equal voting, dividend, and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.  Generally, there will not be annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shareholders may, in accordance with a Fund’s charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees.  Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights.  Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office, appoint successors Trustees.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of each Trust by written notice to shareholders of such series or class.  Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

Other Information

Each Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision of the management or policies of each Trust by any governmental agency.  The Prospectuses and this SAI omit certain of the information contained in each Trust’s Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through annual and semi-annual shareholder reports showing Fund composition, statistical data, and any other significant data, including financial statement audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Funds ends on March 31 of each year.  Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

The financial statements from the Funds’ annual shareholder reports, dated March 31, 2012, are incorporated herein by reference.  Copies of the Funds’ annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, or by calling (800) 992-0180.

APPENDIX A – DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES

B

Appendix B

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: September 6, 2012

I.

INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.

COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

________________

1

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

2

The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.

DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors3, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

________________

3

The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

A.

If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.

If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds. Accordingly:

A.

Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.

In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.

In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.

APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.

VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.

Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.

Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.

Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.

Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the

Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present. The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.

Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.

Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.

CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.

REPORTING AND RECORD RETENTION

A.

Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.

Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

________________

1

Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.

INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.

ROLES AND RESPONSIBILITIES

A.

Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.

Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.

Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.

Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.

VOTING PROCEDURES

A.

In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.

Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.

Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.

Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.

Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.

ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.

Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.

Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.

REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC
Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds
Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC
Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC
Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.

INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.

GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)

Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)

Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)

Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)

The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)

The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)

Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)

Say on pay responsiveness. Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.

If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.

If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.

If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)

Say on frequency. Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)

Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)

Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated. Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)

Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)

Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)

Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)

Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)

Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)

Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)

Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)

Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)

Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)

Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)

Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)

Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)

Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)

If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)

If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)

WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)

WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)

Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)

Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)

Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•

Asking that more than a simple majority of directors be independent.

•

Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•

Limiting the number of public company boards on which a director may serve.

•

Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•

Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•

Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)

The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)

Only if the director’s legal expenses would be covered.

2.

Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.

Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.

Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)

Permits shareholders to call special meetings;

(2)

Does not impose supermajority vote requirements; and

(3)

Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.

Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.

Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•

If the dissidents agree, the policy remains in place.

•

If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.

Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•

Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•

Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•

Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•

Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment

Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.

Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•

Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•

Generally, vote AGAINST plans administered by potential grant recipients.

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•

Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•

Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)

The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)

The issuer has provided adequate rationale and/or disclosure; or

(3)

Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)

Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)

Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.

State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.

Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.

Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•

Election of Directors

•

Converting Closed-end Fund to Open-end Fund

•

Proxy Contests

•

Investment Advisory Agreements

•

Preferred Stock Proposals

•

1940 Act Policies

•

Changing a Fundamental Restriction to a Nonfundamental Restriction

•

Change Fundamental Investment Objective to Nonfundamental

•

Name Rule Proposals

•

Disposition of Assets/Termination/Liquidation

•

Changes to the Charter Document

•

Changing the Domicile of a Fund

•

Change in Fund’s Subclassification

•

Distribution Agreements

•

Mergers

•

Reimburse Shareholder for Expenses Incurred

•

Terminate the Investment Adviser

12.

Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.

Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•

the opening of the shareholder meeting

•

that the meeting has been convened under local regulatory requirements

•

the presence of quorum

•

the agenda for the shareholder meeting

•

the election of the chair of the meeting

•

the appointment of shareholders to co-sign the minutes of the meeting

•

regulatory filings (e.g., to effect approved share issuances)

•

the designation of inspector or shareholder representative(s) of minutes of meeting

•

the designation of two shareholders to approve and sign minutes of meeting

•

the allowance of questions

•

the publication of minutes

•

the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•

At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•

Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•

Simultaneous reappointment of retiring directors (e.g., South Africa);

•

In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•

The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•

Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•

The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•

The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•

The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•

Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in

Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•

The advance general meeting documents do not specify fees paid to non-executive directors;

•

The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•

It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•

Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•

Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•

Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•

Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•

For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•

Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•

Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•

Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)

The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)

The recipient’s overall compensation appears reasonable;

(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)

The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)

Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)

Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)

Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)

Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)

Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)

For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)

Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)

The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)

The recipient’s overall compensation appears reasonable; and

(3)

The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•

Vote FOR specific proposals to increase authorized capital, unless:

▪

The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

▪

The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•

Vote AGAINST proposals to adopt unlimited capital authorizations.

•

The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

▪

The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

▪

The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•

It is editorial in nature;

•

Shareholder rights are protected;

•

There is negligible or positive impact on shareholder value;

•

Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•

It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•

The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•

It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•

It reduces relevant disclosure to shareholders;

•

It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•

It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•

Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C:

OTHER INFORMATION

ING SEPARATE PORTFOLIOS TRUST

(“Registrant”)

ITEM 28.

Exhibits

(a)	(1)

Declaration of Trust dated March 2, 2007 – Filed as an exhibit to the Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on March 7, 2007 and incorporated herein by reference.

		(i)

Amendment No. 1, Establishment of New Series, effective March 6, 2007, to Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

		(ii)

Amendment No. 2, Name Change of Series, effective  May 1, 2007, to Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

		(iii)

Amendment No. 3, Name Change of Series (ING SPorts Core Plus Fixed Income Fund), effective March 2, 2009, to Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

		(iv)

Plan of Liquidation and Dissolution of Series, effective December 30, 2009, with respect to ING SPorts International Fixed Income Fund – Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration’s Form N-1A Registration Statement on July 26, 2010 incorporated herein by reference.

		(v)

Amendment No. 4, effective June 1, 2011, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

		(vi)

Amendment No. 5, effective October 13, 2011, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(vii)

Amendment No. 6, effective March 8, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(viii)	Amendment No. 7, effective November 16, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed herein.

		(ix)	Amendment No. 8, effective November 16, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed herein.

		(x)	Amendment No. 9, effective September 6, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed herein.

(b)	By-laws dated March 2, 2007 – Filed as an exhibit to the Pre-Effective Amendment No. 1 to the Registrant’s N-1A Registration Statement on March 7, 2007 and incorporated herein by reference.

(c)	Not Applicable.

(d)	(1)

Investment Management Agreement between the Registrant and ING Investment Management Co. LLC (formerly, ING Investment Management Co.) dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

		(i)

Amended Schedule A dated November 2011 to the Investment Management Agreement between the Registrant and ING Investment Management Co. LLC dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

	(2)

Investment Management Agreement between the Registrant and ING Investments, LLC (regarding ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund) date July 20, 2012 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(i)

Waiver Letter dated July 20, 2012 regarding the investment management fee for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

	(3)

Expense Limitation Agreement, effective May 16, 2007, between the Registrant and ING Investment Management Co. LLC – Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

		(i)	Amended Schedule A, effective December 3, 2012, to the Expense Limitation Agreement between the Registrant and ING Investment Management Co. LLC dated May 16, 2007 – Filed herein.

	(4)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated July 20, 2012– Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(i)

Waiver Letter dated July 20, 2012 regarding the sub-advisory fee for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(e)	(1)

Underwriting Agreement between the Registrant and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31,

2008 and incorporated herein by reference.

(i)

Schedule A dated July 20, 2012 to the Underwriting Agreement between the Registrant and ING Investment Distributor, LLC dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(f)	Not Applicable.

(g)	(1)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(i)	Amended Exhibit A, effective October 15, 2012, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed herein.

(2)

Foreign Custody Manager Agreement dated January 6, 2003 with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(i)	Amended Exhibit A, effective October 15, 2012, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed herein.

(3)

Fund Accounting Agreement dated January 6, 2003 with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(i)	Amended Exhibit A, effective October 15, 2012, to the Fund Accounting Agreement between the Registrant and The Bank of New York Mellon dated January 6, 2003 – Filed herein.

(4)

Securities Lending Agreement and Guaranty dated August 7, 2003 with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(i)

Amendment, effective October 1, 2011, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(ii)	Amended Exhibit A dated October 15, 2012 to the Securities Lending Agreement with The Bank of New York Mellon dated August 7, 2003 – Filed herein.

(h)	(1)

Amended and Restated Administration Agreement between the Registrant and ING Funds Services, LLC dated May 16, 2007 as amended and restated November 30, 2008 – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective July 20, 2012, to the Amended and Restated Administration Agreement dated May 16, 2007 as amended and restated November 30, 2008 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

		(ii)	Waiver Letter dated July 20, 2012 regarding the administrative services fee for ING

Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

	(2)

Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

		(i)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

		(ii) Amended Exhibit A, effective October 15, 2012, to the Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 25, 2009 – Filed herein.

(i)	(1)	Opinion and Consent of Counsel – Filed as an Exhibit to the Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on May 11, 2007 and incorporated herein by reference.

	(2)

Opinion and Consent of Counsel regarding the legality of the securities being registered with regards to ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

	(3)	Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for ING Investment Grade Credit Fund – Filed herein.

(j)	(1)	Consent of Dechert LLP – Filed herein.

	(2)	Consent of KPMG LLP – Filed herein.

(k)	Not Applicable.

(l)	(1)	Initial Capital Agreement - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1 Registration Statement on July 31, 2008 and incorporated herein by reference.

(m)	Not Applicable.

(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective September 6, 2012 – Filed herein.

(o)	Not Applicable.

(p)	(1)

ING Funds and Advisers Code of Ethics effective January 2012 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

__________

ITEM 29.    Persons Controlled by of Under Common Control with the Fund

As of November 12, 2012 no affiliated insurance companies or affiliated companies owned more than 25% of the Fund’s outstanding voting securities except as listed below:

Name of Fund	Name of Affiliate	% of Fund
Investment Grade Credit Fund	ING Life Insurance & Annuity CO	37.72%

ITEM 30.    Indemnification

Article VI of the Registrant’s Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees, and other agents.

The Registrant shall indemnify to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.

Business and Other Connections of the Investment Adviser

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the investment adviser in the last two fiscal years, is included in its registration statement as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 32.

Principal Underwriters

(a) ING Investments Distributor, LLC, distributor for the Registrant, is the principal underwriter for ING Equity Trust, ING Mutual Funds; ING Funds Trust;  ING Investors Trust; ING Prime Rate Trust; ING Mayflower Trust;

ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING Variable Insurance Trust; ING Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Strategic Allocation Portfolios, Inc.; and ING Partners, Inc.

(b) Information as to the directors and officers of the distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c) Not applicable.

ITEM 33.

Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules and regulations thereunder are maintained at the offices of (a) the Registrant, (b) the advisers; (c) the Administrator, (d) the distributor; (e) the sub-adviser, (f) the custodian, and (g) the transfer agent.  The address of each is as follows:

(a)

ING Separate Portfolios Trust

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, Arizona 85258

(b)

ING Investments LLC

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, Arizona 85258

ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

 (c)

ING Funds Services, LLC

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, Arizona 85258

(d)

ING Investments Distributor, LLC

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, Arizona 85258

(e)

ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

 (f)

The Bank of New York Mellon

One Wall Street

New York, New York 10286

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

(g)     BNY Mellon Investment Servicing (U.S.) Inc.

         301 Bellevue Parkway

         Wilmington, Delaware 19809

ITEM 34.

Management Services

Not Applicable.

ITEM 35.

Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of  this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 30th day of November, 2012.

ING Separate Portfolios Trust

By:

/s/Huey P. Falgout, Jr.

Huey P. Falgout, Jr.

Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURES

TITLE

DATE

------------------------------------

President, Chief Executive Officer

November 30, 2012

Shaun Mathews*

and Interested Trustee

-----------------------------------

Senior Vice President and

November 30, 2012

Todd Modic*

Chief/Principal Financial Officer

-----------------------------------

Trustee

November 30, 2012

Colleen D. Baldwin*

-----------------------------------

Trustee

November 30, 2012

John V. Boyer*

-----------------------------------

Trustee

November 30, 2012

Patricia W. Chadwick*

-----------------------------------

Trustee

November 30, 2012

Peter S. Drotch*

----------------------------------

Trustee

November 30, 2012

J. Michael Earley*

-----------------------------------

Trustee

November 30, 2012

Patrick W. Kenny*

-----------------------------------

Trustee

November 30, 2012

Sheryl K. Pressler*

-----------------------------------

Trustee

November 30, 2012

Roger B. Vincent*

-----------------------------------

Interested Trustee

November 30, 2012

Robert W. Crispin*

    *  By: /s/ Huey P. Falgout, Jr.__

Huey P. Falgout, Jr.

Attorney-in-fact  **

**

Powers of Attorney for Todd Modic, Shaun Mathews and each Trustee dated May 23, 2012 were filed as attachments to Post-Effective Amendment No. 11 to the Registrant’s Form N-1A Registration Statement on June 19, 2012 and incorporated herein by reference.

EXHIBIT INDEX

ING Separate Portfolios Trust

Exhibit	Description
(a)(1)(viii)	Amendment No. 7, effective November 16, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007
(a)(1)(ix)	Amendment No. 8, effective November 16, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007
(a)(1)(x)	Amendment No. 9, effective September 6, 2012, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007
(d)(3)(i)	Amended Schedule A, effective December 3, 2012, to the Expense Limitation Agreement between the Registrant and ING Investment Management Co. LLC dated May 16, 2007
(g)(1)(i)	Amended Exhibit A, effective October 15, 2012, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(2)(i)	Amended Exhibit A, effective October 15, 2012, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(3)(i)	Amended Exhibit A, effective October 15, 2012, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(4)(ii)	Amended Exhibit A dated October 15, 2012 to the Securities Lending Agreement with The Bank of New York Mellon dated August 7, 2003
(h)(2)(ii)	Amended Exhibit A, effective October 15, 2012, to the Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 25, 2009
(i)(3)	Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for ING Investment Grade Credit Fund
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP
(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective September 6, 2012